UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-5724

Oppenheimer Global Strategic Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 6/30/2013

Item 1. Schedule of Investments.

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount		Value
Asset-Backed Securities—3.7%
Ally Auto Receviables Trust, Automobile Receivables Nts., Series 2012-A, Cl. D, 3.15%, 10/15/18[1]	$7,604,000		$7,719,418
Ally Master Owner Trust, Automobile Receivable Nts., Series 2012-3, Cl. D, 2.543%, 7/15/17[2]	4,300,000		4,314,945
American Credit Acceptance Receivables Trust 2012-2, Automobile Receivable Nts., Series 2012-2, Cl. D, 5.91%, 7/15/19[3]	7,400,000		7,579,557
American Credit Acceptance Receivables Trust 2012-3, Automobile Receivable Nts., Series 2012-3, Cl. C, 2.78%, 9/17/18[3]	450,000		447,325
AmeriCredit Automobile Receivables Trust 2012-1, Automobile Receivables-Backed Nts., Series 2012-1, Cl. D, 4.72%, 3/8/18	28,945,000		30,702,063
AmeriCredit Automobile Receivables Trust 2012-3, Automobile Receivables-Backed Nts.:
Series 2012-3, Cl. D, 3.03%, 7/9/18	9,375,000		9,484,767
Series 2012-3, Cl. E, 4.46%, 11/8/19[3]	1,260,000		1,328,239
AmeriCredit Automobile Receivables Trust 2012-4, Automobile Receivables-Backed Nts., Series 2012-4, Cl. D, 2.68%, 10/9/18	4,260,000		4,232,994
AmeriCredit Automobile Receivables Trust 2013-1, Automobile Receivables-Backed Nts.:
Series 2013-1, Cl. D, 2.09%, 2/8/19	1,525,000		1,473,254
Series 2013-1, Cl. E, 3.92%, 7/8/20[3]	8,475,000		8,124,673
AmeriCredit Automobile Receivables Trust 2013-2, Automobile Receivables-Backed Nts.:
Series 2013-2, Cl. D, 2.42%, 5/8/19	2,395,000		2,336,301
Series 2013-2, Cl. E, 3.41%, 10/8/20[3]	3,730,000		3,666,105
AmeriCredit Automobile Receivables Trust 2013-3, Automobile Receivables-Backed Nts.:
Series 2013-3, Cl. D, 3%, 7/8/19	1,540,000		1,523,024
Series 2013-3, Cl. E, 3.74%, 12/8/20[3]	7,005,000		6,929,987
Avis Budget Rental Car Funding AESOP LLC, Automobile Receivable Nts., Series 2011-3A, Cl. B, 4.74%, 11/20/17[3]	1,185,000		1,262,280
Axius European CLO SA, Collateralized Debt Obligations, Series 2007-1X, Cl. E, 4.803%, 11/15/23[2]	746,293	EUR	854,020
Capital Auto Receivables Asset Trust 2013-1, Automobile Receivables Nts., Series 2013-1, Cl. D, 2.19%, 9/20/21	990,000		952,250
CarMax Auto Owner Trust 2012-2, Automobile Receivables Nts., Series 2012-2, Cl. D, 3.02%, 11/15/18	4,300,000		4,343,643
CarMax Auto Owner Trust 2013-1, Automobile Receivables Nts., Series 2013-1, Cl. D, 1.99%, 8/15/19	880,000		864,088
CPS Auto Trust, Automobile Receivable Nts., Series 2012-C, Cl. A, 1.82%, 12/16/19[3]	636,304		639,488
Credit Acceptance Auto Loan Trust, Automobile Receivable Nts., Series 2012-2A, Cl. B, 2.21%, 9/15/20[3]	355,000		356,155
DT Auto Owner Trust 2012-2, Automobile Receivable Nts.:
Series 2012-2, Cl. C, 2.72%, 4/17/17[3]	2,475,000		2,498,220
Series 2012-2, Cl. D, 4.35%, 3/15/19[3]	8,020,000		8,237,964

1	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount	Value
DT Auto Owner Trust 2013-1A, Automobile Receivable Nts., Series 2013-1A, Cl. D, 3.72%, 5/15/20[3]	$10,245,000	$10,223,535
Exeter Automobile Receivables Trust, Automobile Receivable Nts.:
Series 2012-2A, Cl. B, 2.22%, 12/15/17[3]	3,125,000	3,142,083
Series 2012-2A, Cl. C, 3.06%, 7/16/18[3]	3,925,000	3,935,672
First Investors Auto Owner Trust 2012-1A, Automobile Receivables Nts., Series 2012-1A, Cl. D, 5.65%, 4/15/18[3]	960,000	1,012,200
Ford Credit Floorplan Master Owner Trust A, Automobile Receivable Nts., Series 2013-3, Cl. D, 2.01%, 6/15/17	835,000	836,166
Green Tree Financial Corp., Manufactured Housing Contract Sr. Sub. Pass-Through Certificates, Series 1997-5, Cl. M1, 6.95%, 5/15/29	5,000,000	5,400,730
Greenpoint Credit Manufactured Housing Contract Trust, Pass-Through Certificates, Series 2000-3, Cl. IM1, 9.01%, 6/1/31[4]	662,989	102,267
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts.:
Series 2007-1A, Cl. B, 2.165%, 8/15/22[1,2]	21,000,000	19,162,500
Series 2007-1A, Cl. C, 3.465%, 8/15/22[1,2]	17,780,000	15,788,640
Series 2007-1A, Cl. D, 5.465%, 8/15/22[1,2]	17,780,000	15,646,400
Madison Avenue CDO Ltd., Collateralized Debt Obligations, Series 2A, Cl. C1, 2.697%, 3/24/14[1,2,4]	4,560,175	456
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[1]	139,806	140,148
Santander Drive Auto Receivables Trust 2012-2, Automobile Receivables Nts., Series 2012-2, Cl. D, 3.87%, 2/15/18	1,955,000	2,007,347
Santander Drive Auto Receivables Trust 2012-3, Automobile Receivables Nts.:
Series 2012-3, Cl. C, 3.01%, 4/16/18	20,920,000	21,496,461
Series 2012-3, Cl. D, 3.64%, 5/15/18	27,525,000	28,139,207
Santander Drive Auto Receivables Trust 2012-4, Automobile Receivables Nts., Series 2012-4, Cl. D, 3.50%, 6/15/18	12,490,000	12,715,232
Santander Drive Auto Receivables Trust 2012-5, Automobile Receivables Nts.:
Series 2012-5, Cl. C, 2.70%, 8/15/18	7,820,000	7,874,642
Series 2012-5, Cl. D, 3.30%, 9/17/18	11,210,000	11,316,024
Santander Drive Auto Receivables Trust 2012-6, Automobile Receivables Nts., Series 2012-6, Cl. D, 2.52%, 9/17/18	5,065,000	5,005,385
Santander Drive Auto Receivables Trust 2012-AA, Automobile Receivables Nts., Series 2012-AA, Cl. D, 2.46%, 12/17/18[3]	2,990,000	2,930,456
Santander Drive Auto Receivables Trust 2013-1, Automobile Receivables Nts., Series 2013-1, Cl. D, 2.80%, 1/15/19	3,255,000	3,156,676
Santander Drive Auto Receivables Trust 2013-2, Automobile Receivables Nts., Series 2013-2, Cl. D, 2.70%, 3/15/19	3,740,000	3,646,414
Santander Drive Auto Receivables Trust 2013-3, Automobile Receivables Nts., Series 2013-3, Cl. D, 2.42%, 4/15/19	3,315,000	3,206,944
SLM Student Loan Trust, Student Loan Receivables, Series 2005-B, Cl. B, 0.673%, 6/15/39[2]	5,836,071	3,766,516
SNAAC Auto Receivables Trust, Automobile Receivable Nts.: Series 2012-1A, Cl. B, 3.11%, 6/15/17[3]	1,875,000	1,895,021

2	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount	Value
Series 2012-1A, Cl. C, 4.38%, 6/15/17[3]	$2,135,000	$2,192,314
SNAAC Auto Receivables Trust, Automobile Receivables Nts.:
Series 2013-1A, Cl. B, 2.09%, 7/16/18	710,000	704,616
Series 2013-1A, Cl. C, 3.07%, 8/15/18	790,000	781,549
United Auto Credit Securitization Trust 2012-1, Automobile Receivables Nts.:
Series 2012-1, Cl. B, 1.87%, 9/15/15	1,195,000	1,193,962
Series 2012-1, Cl. C, 2.52%, 3/15/16	9,500,000	9,484,824
Series 2012-1, Cl. D, 3.12%, 3/15/18	6,035,000	6,024,632
Series 2013-1, Cl. D, 2.90%, 12/15/17[3]	1,555,000	1,545,020
United Auto Credit Securitization Trust 2013-1, Automobile Receivables Nts.:
Series 2013-1, Cl. B, 1.74%, 4/15/16[3]	1,260,000	1,255,754
Series 2013-1, Cl. C, 2.22%, 12/15/17[3]	805,000	801,962

Total Asset-Backed Securities (Cost $321,508,510)		316,402,515
Corporate Loans—1.9%
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 10/9/16[2]	7,160,768	6,821,913
ATP Oil & Gas Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession:
13.449%, 3/1/14[2]	52,870	31,590
Tranche NM, 13.116%, 3/1/14[2]	143,309	85,627
ATP Oil & Gas Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, Delayed Draw, 13.116%, 3/3/14[2]	2,170,272	1,296,738
ATP Oil & Gas Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, 13.116%, 3/1/14[2]	1,589,729	949,863
Autoparts Holdings Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 7/29/17[2]	3,659,732	3,613,986
BJ’S Wholesale Club, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 3/26/20[2]	5,875,000	5,979,651
Blue Coat Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 6/26/20[2,5]	3,105,000	3,105,000
BMC Software, Inc., Sr. Sec. Credit Facilities Bridge Term Loan, 0.50%, 5/24/14[2]	11,135,000	—
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 3/16/18[2]	2,915,000	2,966,013
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 5.443%, 1/28/18[2]	10,115,581	8,961,140
Catalent Pharma Solutions, Inc., Sr. Sec. Credit Facilities Term Loan, 6.50%, 12/31/17[2]	4,460,000	4,443,275
Chesapeake Energy Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.75%, 12/2/17[2]	5,065,000	5,131,828
Clear Channel Capital I LLC, Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 6.945%, 1/30/19[2]	15,164,571	13,861,373
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.845%, 1/29/16[2]	5,141,281	4,714,555

3	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount	Value
Deltek, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 10/10/19[2,5]	$6,985,000	$7,011,194
Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan, Tranche B, 3.539%, 10/19/15[2,6]	21,705,163	12,222,720
Hallertau SPC, Sr. Sec. Credit Facilities Term Loan, 7.94%, 8/15/13[7]	32,556,250	11,293,516
Ion Trading Technologies Ltd., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 5/22/21[2,5]	2,225,000	2,219,438
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A2, 7%, 3/19/17[2,5]	6,665,000	7,020,464
JG Wentworth, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9%, 2/8/19[2]	1,304,732	1,291,684
Lonestar Intermediate Super Holdings LLC, Sr. Sec. Credit Facilities Term Loan, 11%, 9/2/19[2]	5,735,000	6,021,750
NFR Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/31/18[2]	6,070,000	6,070,000
NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 11/9/19[2]	4,373,025	4,342,051
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.50%, 2/28/19[2]	13,400,000	13,307,875
OneLink Communications/San Juan Cable LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 6/11/18[2]	6,975,000	7,018,594
Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7%, 6/21/19[2,5]	10,660,000	10,340,200
Revel Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
9.125%, 2/17/17[7]	8,455,989	4,171,618
9.15%, 2/17/17[7]	393,302	194,029
Revel Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 14.50%, 5/20/18[2,5,6]	4,700,000	4,723,500
TWCC Holding Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7%, 6/26/20[2,5]	3,050,000	3,088,125

Total Corporate Loans (Cost $168,411,904)		162,299,310
Mortgage-Backed Obligations—21.3%
Government Agency—5.8%
FHLMC/FNMA/FHLB/Sponsored—5.7%
Federal Home Loan Mortgage Corp.:
5%, 12/1/34	1,201,833	1,291,032
5.50%, 9/1/39	3,657,709	3,981,336
6%, 1/15/19-7/1/24	2,920,546	3,162,457
6.50%, 4/1/18-6/15/35	2,118,480	2,322,349
7%, 8/15/21-3/1/35	2,163,378	2,495,021
7.50%, 1/1/32-2/1/32	2,963,629	3,519,623
8.50%, 8/15/31	170,741	205,035
10%, 5/15/20	96,860	109,510
10.50%, 6/14/20	48,793	56,955
11.50%, 11/14/16	4,994	5,109
12%, 7/15/15-6/15/17	18,209	18,664

4	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22	$2,513,643	$2,848,982
Series 151, Cl. F, 9%, 5/15/21	4,777	5,328
Series 1590, Cl. IA, 1.30%, 10/15/23[2]	2,107,357	2,156,770
Series 1674, Cl. Z, 6.75%, 2/15/24	108,759	122,563
Series 2034, Cl. Z, 6.50%, 2/15/28	20,090	22,649
Series 2042, Cl. N, 6.50%, 3/15/28	22,915	25,955
Series 2043, Cl. ZP, 6.50%, 4/15/28	2,023,188	2,303,354
Series 2053, Cl. Z, 6.50%, 4/15/28	20,310	22,903
Series 2116, Cl. ZA, 6%, 1/15/29	1,158,100	1,297,110
Series 2122, Cl. F, 0.643%, 2/15/29[2]	51,344	51,788
Series 2279, Cl. PK, 6.50%, 1/15/31	31,165	34,970
Series 2326, Cl. ZP, 6.50%, 6/15/31	284,801	323,835
Series 2344, Cl. FP, 1.143%, 8/15/31[2]	736,586	754,763
Series 2368, Cl. PR, 6.50%, 10/15/31	41,287	46,968
Series 2368, Cl. TG, 6%, 10/15/16	169,486	178,465
Series 2401, Cl. FA, 0.843%, 7/15/29[2]	94,977	96,146
Series 2412, Cl. GF, 1.143%, 2/15/32[2]	1,210,356	1,240,219
Series 2427, Cl. ZM, 6.50%, 3/1/32	1,319,541	1,485,784
Series 2451, Cl. FD, 1.193%, 3/15/32[2]	492,419	505,366
Series 2453, Cl. BD, 6%, 5/15/17	47,428	50,632
Series 2461, Cl. PZ, 6.50%, 6/1/32	189,773	215,511
Series 2464, Cl. FI, 1.193%, 2/15/32[2]	440,060	450,084
Series 2470, Cl. AF, 1.193%, 3/15/32[2]	794,474	815,363
Series 2470, Cl. LF, 1.193%, 2/15/32[2]	450,057	460,310
Series 2471, Cl. FD, 1.193%, 3/15/32[2]	659,589	674,786
Series 2475, Cl. FB, 1.193%, 2/15/32[2]	616,382	630,423
Series 2500, Cl. FD, 0.693%, 3/15/32[2]	234,629	237,125
Series 2517, Cl. GF, 1.193%, 2/15/32[2]	372,117	380,594
Series 2526, Cl. FE, 0.593%, 6/15/29[2]	245,994	247,574
Series 2551, Cl. FD, 0.593%, 1/15/33[2]	162,515	163,649
Series 2551, Cl. LF, 0.693%, 1/15/33[2]	61,935	62,490
Series 2668, Cl. AZ, 4%, 9/1/18	326,571	345,031
Series 2676, Cl. KY, 5%, 9/15/23	1,308,313	1,436,561
Series 2936, Cl. PE, 5%, 2/1/35	2,807,000	3,069,840
Series 3025, Cl. SJ, 24.044%, 8/15/35[2]	974,996	1,448,834
Series 3465, Cl. HA, 4%, 7/1/17	157,431	161,878
Series 3617, Cl. DC, 4%, 7/1/27	482,233	491,887
Series 3822, Cl. JA, 5%, 6/1/40	1,714,225	1,798,849
Series 3848, Cl. WL, 4%, 4/1/40	1,948,763	2,065,399
Series 3917, Cl. BA, 4%, 6/1/38	1,785,046	1,862,428
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 13.899%, 4/1/27[8]	325,918	40,518
Series 192, Cl. IO, 10.67%, 2/1/28[8]	132,557	21,403
Series 2035, Cl. PE, 2.602%, 3/15/28[8]	40,394	4,825
Series 2049, Cl. PL, 25.628%, 4/15/28[8]	245,095	29,302
Series 205, Cl. IO, 14.616%, 9/1/29[8]	853,373	166,863

5	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Series 206, Cl. IO, 0%, 12/1/29[8,9]	$289,241	$44,409
Series 207, Cl. IO, 0%, 4/1/30[8,9]	303,091	59,243
Series 2074, Cl. S, 55.347%, 7/17/28[8]	206,285	45,834
Series 2079, Cl. S, 70.432%, 7/17/28[8]	368,996	85,008
Series 214, Cl. IO, 0%, 6/1/31[8,9]	245,647	44,716
Series 2177, Cl. SB, 99.999%, 8/15/29[8]	228,970	58,799
Series 243, Cl. 6, 0%, 12/15/32[8,9]	805,129	131,762
Series 2526, Cl. SE, 31.579%, 6/15/29[8]	444,511	104,259
Series 2795, Cl. SH, 15.496%, 3/15/24[8]	3,249,043	461,480
Series 2802, Cl. AS, 0%, 4/15/33[8,9]	289,219	10,314
Series 2819, Cl. S, 42.718%, 6/15/34[8]	4,878,522	1,019,624
Series 2920, Cl. S, 55.021%, 1/15/35[8]	2,874,706	565,663
Series 2922, Cl. SE, 8.86%, 2/15/35[8]	189,437	33,693
Series 3004, Cl. SB, 99.999%, 7/15/35[8]	4,748,517	822,609
Series 3201, Cl. SG, 6.761%, 8/15/36[8]	1,254,129	245,940
Series 3397, Cl. GS, 15.969%, 12/15/37[8]	1,017,936	185,392
Series 3424, Cl. EI, 0.642%, 4/15/38[8]	810,834	128,461
Series 3450, Cl. BI, 15.996%, 5/15/38[8]	1,444,437	269,179
Series 3606, Cl. SN, 9.875%, 12/15/39[8]	751,715	111,268
Series 3659, Cl. IE, 11.012%, 3/1/19[8]	2,600,874	194,821
Series 3662, Cl. SM, 27.706%, 10/15/32[8]	1,302,710	144,620
Series 3685, Cl. EI, 13.478%, 3/1/19[8]	2,183,307	143,649
Series 3736, Cl. SN, 10.472%, 10/15/40[8]	2,086,713	302,123
Federal Home Loan Mortgage Corp., Mtg.-Linked Global Debt Securities, 2.06%, 1/15/22	3,886,963	3,951,429
Federal National Mortgage Assn.:
2.50%, 7/1/28[5]	20,555,000	20,680,256
2.715%, 10/1/36[2]	8,471,288	9,019,321
3%, 8/1/43[5]	41,095,000	40,054,781
3.50%, 7/1/43-8/1/43[5]	102,470,000	103,908,174
4%, 7/1/28[5]	4,160,000	4,386,037
4.50%, 12/1/20	1,499,090	1,595,662
4.50%, 7/1/28-7/1/43[5]	55,342,000	58,591,780
5%, 2/25/18-12/25/21	9,605,422	10,273,749
5%, 7/1/43[5]	14,553,000	15,663,807
5.50%, 1/25/22-5/1/36	1,739,920	1,892,979
6%, 6/25/17-10/1/40	84,183	89,687
6%, 7/1/43[5]	4,060,000	4,415,885
6.50%, 4/25/18-1/1/34	7,326,311	8,331,321
7%, 11/1/17-4/1/34	11,309,465	13,142,496
7.50%, 2/1/27-3/25/33	4,936,188	5,849,324
8.50%, 7/1/32	27,192	31,778
9.50%, 4/25/20-4/8/21	17,174	17,300
11%, 7/1/16-2/25/26	158,787	180,987
13%, 6/25/15	12,311	12,787

6	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn. Grantor Trust:
Interest-Only Stripped Mtg.-Backed Security, Trust 2001-T10, Cl. IO, 99.999%, 12/25/41[8]	$64,418,839	$617,635
Interest-Only Stripped Mtg.-Backed Security, Trust 2001-T3, Cl. IO, 55.619%, 11/25/40[8]	9,367,276	202,999
Federal National Mortgage Assn., 15 yr.:
3%, 7/1/28[5]	7,910,000	8,138,649
3.50%, 7/1/28[5]	5,840,000	6,084,550
Federal National Mortgage Assn., 30 yr., 4%, 7/1/43[5]	34,660,000	36,118,157
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Trust 1996-35, Cl. Z, 7%, 7/25/26	112,168	127,579
Trust 1997-45, Cl. CD, 8%, 7/18/27	884,897	1,039,651
Trust 1998-58, Cl. PC, 6.50%, 10/25/28	612,639	693,807
Trust 1999-14, Cl. MB, 6.50%, 4/25/29	30,866	34,772
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	1,209,273	1,352,893
Trust 2001-19, Cl. Z, 6%, 5/1/31	580,530	650,561
Trust 2001-44, Cl. QC, 6%, 9/25/16	95,255	100,654
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	180,604	201,296
Trust 2001-65, Cl. F, 0.793%, 11/25/31[2]	826,636	831,406
Trust 2001-69, Cl. PF, 1.193%, 12/25/31[2]	989,188	1,012,023
Trust 2001-80, Cl. ZB, 6%, 1/25/32	1,204,851	1,348,349
Trust 2002-12, Cl. PG, 6%, 3/25/17	563,480	603,541
Trust 2002-19, Cl. PE, 6%, 4/25/17	285,322	301,424
Trust 2002-21, Cl. PE, 6.50%, 4/25/32	1,141,851	1,253,937
Trust 2002-29, Cl. F, 1.193%, 4/25/32[2]	464,249	474,986
Trust 2002-60, Cl. FH, 1.193%, 8/25/32[2]	885,378	905,930
Trust 2002-64, Cl. FJ, 1.193%, 4/25/32[2]	142,691	145,991
Trust 2002-68, Cl. FH, 0.693%, 10/18/32[2]	291,126	294,112
Trust 2002-81, Cl. FM, 0.693%, 12/25/32[2]	584,211	590,247
Trust 2002-84, Cl. FB, 1.193%, 12/25/32[2]	97,038	99,295
Trust 2002-9, Cl. PC, 6%, 3/25/17	633,851	674,550
Trust 2003-11, Cl. FA, 1.193%, 9/25/32[2]	132,418	135,499
Trust 2003-112, Cl. AN, 4%, 11/1/18	629,038	665,335
Trust 2003-116, Cl. FA, 0.593%, 11/25/33[2]	282,877	284,573
Trust 2003-119, Cl. FK, 0.693%, 5/25/18[2]	3,681,389	3,702,265
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	4,292,098	4,716,612
Trust 2004-101, Cl. BG, 5%, 1/25/20	2,072,042	2,198,455
Trust 2004-W9, Cl. 2A2, 7%, 2/25/44	918,495	1,050,458
Trust 2005-25, Cl. PS, 27.311%, 4/25/35[2]	540,369	859,158
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	2,865,000	3,346,596
Trust 2005-69, Cl. LE, 5.50%, 11/1/33	421,140	425,639
Trust 2005-71, Cl. DB, 4.50%, 8/25/25	2,691,664	2,928,346
Trust 2006-11, Cl. PS, 23.859%, 3/25/36[2]	952,118	1,329,229
Trust 2006-46, Cl. SW, 23.492%, 6/25/36[2]	1,397,619	2,045,084
Trust 2007-109, Cl. NF, 0.743%, 12/25/37[2]	2,813,982	2,851,238
Trust 2007-42, Cl. A, 6%, 2/1/33	345,490	348,187
Trust 2008-14, Cl. BA, 4.25%, 3/1/23	329,422	349,911
Trust 2009-114, Cl. AC, 2.50%, 12/1/23	624,932	640,183

7	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Trust 2009-36, Cl. FA, 1.133%, 6/25/37[2]	$1,612,796	$1,636,357
Trust 2011-122, Cl. EA, 3%, 11/1/29	1,539,744	1,578,938
Trust 2011-122, Cl. EC, 1.50%, 1/1/20	1,976,781	1,998,814
Trust 2011-15, Cl. DA, 4%, 3/1/41	1,463,070	1,546,227
Trust 2011-3, Cl. KA, 5%, 4/1/40	2,157,023	2,357,780
Trust 2011-6, Cl. BA, 2.75%, 6/1/20	1,599,943	1,660,899
Trust 2011-88, Cl. AB, 2.50%, 9/1/26	1,041,958	1,071,217
Trust 2012-20, Cl. FD, 0.593%, 3/25/42[2]	6,219,344	6,254,421
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-61, Cl. SH, 23.764%, 11/18/31[8]	938,288	182,355
Trust 2001-63, Cl. SD, 15.665%, 12/18/31[8]	28,697	6,220
Trust 2001-68, Cl. SC, 8.421%, 11/25/31[8]	18,495	4,391
Trust 2001-81, Cl. S, 24.221%, 1/25/32[8]	254,741	52,926
Trust 2002-28, Cl. SA, 34.367%, 4/25/32[8]	225,936	43,848
Trust 2002-38, Cl. SO, 43.182%, 4/25/32[8]	236,514	43,666
Trust 2002-39, Cl. SD, 35.119%, 3/18/32[8]	367,980	83,367
Trust 2002-48, Cl. S, 29.522%, 7/25/32[8]	337,896	67,096
Trust 2002-52, Cl. SL, 31.455%, 9/25/32[8]	215,390	43,139
Trust 2002-53, Cl. SK, 33.936%, 4/25/32[8]	229,382	52,926
Trust 2002-56, Cl. SN, 31.171%, 7/25/32[8]	463,409	92,058
Trust 2002-65, Cl. SC, 59.669%, 6/25/26[8]	767,032	143,263
Trust 2002-77, Cl. IS, 38.948%, 12/18/32[8]	402,948	94,841
Trust 2002-77, Cl. SH, 35.026%, 12/18/32[8]	369,253	87,760
Trust 2002-89, Cl. S, 48.176%, 1/25/33[8]	2,397,960	504,618
Trust 2002-9, Cl. MS, 26.356%, 3/25/32[8]	376,273	93,501
Trust 2003-13, Cl. IO, 11.06%, 3/25/33[8]	1,787,876	436,498
Trust 2003-23, Cl. ES, 0%, 10/25/22[8,9]	1,798,286	68,044
Trust 2003-26, Cl. DI, 11.244%, 4/25/33[8]	1,135,917	200,921
Trust 2003-26, Cl. IK, 14.102%, 4/25/33[8]	199,067	35,219
Trust 2003-33, Cl. SP, 30.431%, 5/25/33[8]	1,159,610	289,542
Trust 2003-4, Cl. S, 27.721%, 2/25/33[8]	594,731	116,319
Trust 2003-46, Cl. IH, 0%, 6/1/23[8,9]	209,008	27,469
Trust 2004-56, Cl. SE, 9.979%, 10/25/33[8]	1,264,228	224,143
Trust 2005-12, Cl. SC, 10.591%, 3/25/35[8]	93,777	18,281
Trust 2005-14, Cl. SE, 35.638%, 3/25/35[8]	703,610	119,336
Trust 2005-40, Cl. SA, 51.383%, 5/25/35[8]	4,108,980	742,874
Trust 2005-40, Cl. SB, 51.247%, 5/25/35[8]	1,789,616	308,281
Trust 2005-52, Cl. JH, 7.678%, 5/25/35[8]	1,889,049	388,227
Trust 2005-71, Cl. SA, 53.866%, 8/25/25[8]	1,766,405	248,401
Trust 2006-51, Cl. SA, 10.678%, 6/25/36[8]	12,682,901	2,299,163
Trust 2006-90, Cl. SX, 99.999%, 9/25/36[8]	4,341,375	926,114
Trust 2007-75, Cl. BI, 5.55%, 8/25/37[8]	3,804,196	694,195
Trust 2007-88, Cl. XI, 32.504%, 6/25/37[8]	9,894,169	1,497,408
Trust 2008-46, Cl. EI, 15.215%, 6/25/38[8]	1,478,077	220,747
Trust 2008-55, Cl. SA, 4.087%, 7/25/38[8]	860,924	89,168

8	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Trust 2009-8, Cl. BS, 1.059%, 2/25/24[8]	$1,436,417	$124,896
Trust 2010-95, Cl. DI, 9.419%, 11/1/20[8]	3,363,841	239,039
Trust 2011-84, Cl. IG, 0%, 8/1/13[8,9]	12,250,073	21,848
Trust 2012-40, Cl. PI, 0%, 4/1/41[8,9]	6,441,374	1,289,124
Trust 221, Cl. 2, 45.129%, 5/1/23[8]	368,011	59,704
Trust 247, Cl. 2, 28.638%, 10/1/23[8]	156,930	26,341
Trust 252, Cl. 2, 32.882%, 11/1/23[8]	42,724	7,446
Trust 254, Cl. 2, 17.334%, 1/1/24[8]	121,752	19,999
Trust 2682, Cl. TQ, 99.999%, 10/15/33[8]	1,744,120	346,791
Trust 2981, Cl. BS, 99.999%, 5/15/35[8]	3,070,119	576,444
Trust 301, Cl. 2, 1.008%, 4/1/29[8]	422,349	72,856
Trust 303, Cl. IO, 34.261%, 11/1/29[8]	341,291	54,046
Trust 313, Cl. 2, 5.678%, 6/1/31[8]	3,332,457	439,859
Trust 319, Cl. 2, 4.19%, 2/1/32[8]	1,140,513	197,318
Trust 321, Cl. 2, 6.278%, 4/1/32[8]	2,017,336	346,289
Trust 324, Cl. 2, 0%, 7/1/32[8,9]	844,355	142,835
Trust 328, Cl. 2, 0%, 12/1/32[8,9]	824,993	144,899
Trust 331, Cl. 5, 0%, 2/1/33[8,9]	1,746,868	352,463
Trust 332, Cl. 2, 0%, 3/1/33[8,9]	3,656,216	517,630
Trust 334, Cl. 10, 0%, 2/1/33[8,9]	1,521,568	291,521
Trust 334, Cl. 12, 0%, 3/1/33[8,9]	2,168,507	446,138
Trust 339, Cl. 7, 0%, 8/1/33[8,9]	4,629,038	733,800
Trust 345, Cl. 9, 0%, 1/1/34[8,9]	1,155,061	178,243
Trust 351, Cl. 10, 0%, 4/1/34[8,9]	589,069	90,859
Trust 351, Cl. 8, 0%, 4/1/34[8,9]	1,006,202	156,034
Trust 356, Cl. 10, 0%, 6/1/35[8,9]	758,207	116,320
Trust 356, Cl. 12, 0%, 2/1/35[8,9]	369,435	57,117
Trust 362, Cl. 13, 0%, 8/1/35[8,9]	51,905	8,285
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1992-2, Cl. IO, 17.204%, 9/15/22[8]	6,578,491	128,398
Series 1995-2B, Cl. 2IO, 26.549%, 6/1/25[8]	528,518	13,011
Series 1995-3, Cl. 1IO, 9.595%, 9/15/25[8]	16,518,670	124,709

		483,076,576
GNMA/Guaranteed—0.1%
Government National Mortgage Assn.:
1.75%, 7/1/27[2]	4,680	4,891
5%, 11/1/34	233,616	238,577
7%, 1/1/28-1/1/30	912,945	1,063,996
8%, 1/29/28-9/29/28	457,401	496,951
11%, 10/1/19	3,267	3,439
12%, 9/1/15	6,278	6,661
12.50%, 12/29/13-11/29/15	37,052	38,627
13%, 10/30/15	128,023	133,954
13.50%, 6/30/15	130,630	136,963

9	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount	Value
GNMA/Guaranteed Continued
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8%, 9/1/29	$4,020,659	$4,748,018
Series 2000-12, Cl. ZA, 8%, 2/16/30	2,061,050	2,421,323
Series 2000-7, Cl. Z, 8%, 1/16/30	1,747,070	2,038,473
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-19, Cl. SB, 65.711%, 7/16/28[8]	824,193	193,102
Series 1998-6, Cl. SA, 74.272%, 3/16/28[8]	492,511	117,810
Series 2007-17, Cl. AI, 22.611%, 4/16/37[8]	2,246,262	428,884
Series 2010-111, Cl. GI, 48.774%, 9/1/13[8]	27,240,396	91,492
Series 2011-52, Cl. HS, 13.451%, 4/16/41[8]	3,999,966	946,192

		13,109,353
Non-Agency—15.5%
Commercial—10.9%
Banc of America Commercial Mortgage Trust 2006-1, Commercial Mtg. Pass-Through Certificates, Series 2006-1, Cl. AJ, 5.46%, 9/1/45	6,000,000	6,408,906
Banc of America Commercial Mortgage Trust 2006-3, Commercial Mtg. Pass-Through Certificates, Series 2006-3, Cl. AM, 6.055%, 7/10/44[2]	24,665,000	25,580,811
Banc of America Commercial Mortgage Trust 2006-5, Commercial Mtg. Pass-Through Certificates, Series 2006-5, Cl. AM, 5.448%, 9/1/47	15,065,000	15,849,758
Banc of America Commercial Mortgage Trust 2007-5, Commercial Mtg. Pass-Through Certificates, Series 2007-5, Cl. AM, 5.772%, 2/1/51	27,490,000	29,733,157
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates:
Series 2007-3, Cl. AM, 5.857%, 6/1/49[2]	14,315,000	15,528,110
Series 2008-1, Cl. AM, 6.438%, 2/10/51[2]	8,165,000	8,917,123
BCAP LLC Trust, Mtg. Pass-Through Certificates:
Series 2012-RR6, Cl. 1A5, 2.379%, 11/1/36[1,2]	778,753	790,571
Series 2012-RR2, Cl. 6A3, 3.11%, 9/1/35[2,3]	2,610,407	2,669,505
Bear Stearns ARM Trust 2007-4, Mtg. Pass-Through Certificates, Series 2007-4, Cl. 22A1, 5.252%, 6/1/47[2]	14,192,450	12,321,310
Bear Stearns Commercial Mortgage Securities Trust 2006-PWR13, Commercial Mtg. Pass-Through Certificates, Series 2006-PWR13, Cl. AJ, 5.611%, 9/1/41	29,405,000	28,718,040
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17, Commercial Mtg. Pass-Through Certificates, Series 2007-PWR17, Cl. AJ, 5.888%, 6/1/50[2]	27,600,000	25,766,311
Bear Stearns Commercial Mortgage Securities Trust 2007-T26, Commercial Mtg. Pass-Through Certificates, Series 2007-T26, Cl. AJ, 5.566%, 1/1/45[2]	19,735,000	19,129,974
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR18, Commercial Mtg. Pass-Through Certificates, Series 2007-PWR18, Cl. AM, 6.084%, 6/13/50	7,657,000	8,549,079

10	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount	Value
Commercial Continued
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, 0%, 6/15/24[1,8,9]	$665,584	$32,347
CD 2007-CD5 Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD5, Cl. AM, 6.323%, 11/1/44[2]	9,071,000	10,199,138
CHL Mortgage Pass-Through Trust 2005-17, Mtg. Pass-Through Certificates, Series 2005-17, Cl. 1A8, 5.50%, 9/1/35	5,928,684	5,934,883
CHL Mortgage Pass-Through Trust 2005-HYB8, Mtg. Pass-Through Certificates, Series 2005-HYB8, Cl. 4A1, 4.553%, 12/20/35[2]	352,470	290,158
CHL Mortgage Pass-Through Trust 2007-J3, Mtg. Pass-Through Certificates, Series 2007-J3, Cl. A9, 6%, 7/1/37	21,142,421	17,333,149
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. AM, 6.135%, 12/1/49[2]	21,955,000	24,220,174
Citigroup Commercial Mortgage Trust 2013-GC11, Commercial Mtg. Pass-Through Certificates, Series 2013-GC11, Cl. D, 4.607%, 4/1/23[2,3]	11,050,000	9,292,039
Citigroup Mortgage Loan Trust, Inc. 2012-8, Mtg. Pass-Through Certificates, Series 2012-8, Cl. 1A1, 2.674%, 10/1/35[1,2]	3,750,356	3,880,935
Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates:
Series 2013-CR6, Cl. D, 4.177%, 3/1/46[2]	5,435,000	4,470,538
Series 2012-CR5, Cl. E, 4.335%, 12/1/45[2]	4,165,000	3,498,015
Series 2013-CR7, Cl. D, 4.501%, 3/1/46[2,3]	5,005,000	4,104,891
Series 2012-CR4, Cl. D, 4.731%, 10/1/45[2,3]	5,445,000	4,673,329
Countrywide Alternative Loan Trust 2006-J2, Mtg. Pass-Through Certificates, Series 2006-J2, Cl. A7, 6%, 4/1/36	1,068,091	989,560
Credit Suisse First Boston Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2005-C6, Cl. AJ, 5.23%, 12/1/40	2,150,000	2,276,229
CSMC Mortgage-Backed Trust 2006-C1, Mtg. Pass-Through Certificates, Series 2006-C1, Cl. AJ, 5.569%, 2/1/39[2]	20,170,000	21,566,450
DBUBS Mortgage Trust, Commercial Mtg. Pass-Through Certificates:
Series 2011-LC2A, Cl. D, 5.445%, 7/1/44[2,3]	13,670,000	12,961,600
Series 2011-LC1, Cl. E, 5.557%, 11/1/46[2,3]	13,350,000	12,851,251
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through Certificates, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	1,711,842	1,269,528
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2012-CR5, Cl. XA, 3.841%, 12/1/45[8]	9,945,360	1,122,816
Series 2010-C1, Cl. XPA, 5.012%, 7/1/46[3,8]	19,016,264	937,949
DLJ Mortgage Acceptance Corp., Commercial Mtg. Obligations, Series 1997-CF2, Cl. B30C, 6.99%, 10/15/30[1,2]	16,232,436	16,232,436
EverBank Mortgage Loan Trust, Commercial Mtg. Pass-Through Certificates, Series 2013-1, Cl. A1, 2.25%, 4/1/43	3,450,382	3,374,701

11	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount	Value
Commercial Continued
First Horizon Alternative Mortgage Securities Trust 2005-FA8, Mtg. Pass-Through Certificates, Series 2005-FA8, Cl. 1A6, 0.843%, 11/25/35[2]	$16,543,135	$12,041,433
First Horizon Alternative Mortgage Securities Trust 2005-FA9, Mtg. Pass-Through Certificates, Series 2005-FA9, Cl. A4A, 5.50%, 12/1/35	5,966,335	5,249,313
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/1/37	3,460,896	2,662,644
First Horizon Alternative Mortgage Securities Trust 2007-FA4, Mtg. Pass-Through Certificates, Series 2007-FA4, Cl. 1A6, 6.25%, 8/1/37[2]	18,767,779	16,092,808
FREMF Mortgage Trust 2013-K25, Commerical Mtg. Pass-Through Certificates, Series 2013-K25, Cl. C, 3.742%, 11/1/45[2]	10,150,000	8,033,781
FREMF Mortgage Trust 2013-K26, Commerical Mtg. Pass-Through Certificates, Series 2013-K26, Cl. C, 3.723%, 12/1/40[2,3]	3,660,000	2,883,924
FREMF Mortgage Trust 2013-K27, Commerical Mtg. Pass-Through Certificates, Series 2013-K27, Cl. C, 3.616%, 1/1/46[2,3]	5,710,000	4,434,409
FREMF Mortgage Trust 2013-K28, Commerical Mtg. Pass-Through Certificates, Series 2013-K28, Cl. C, 3.494%, 3/1/23[2,3]	5,590,000	4,361,047
FREMF Mortgage Trust 2013-K712, Commerical Mtg. Pass-Through Certificates, Series 2013-K712, Cl. C, 3.483%, 5/1/45[2,3]	9,410,000	8,060,141
FREMF Mortgage Trust 2013-K713, Commerical Mtg. Pass-Through Certificates, Series 2013-K713, Cl. C, 3.165%, 4/25/20[2,3]	2,590,000	2,160,002
GE Commercial Mortgage Corp., Commercial Mtg. Pass-Throuh Certificates, Series 2005-C4, Cl. AJ, 5.471%, 11/1/45[2]	22,960,000	22,176,708
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2006-GG7, Commercial Mtg. Pass-Through Certificates, Series 2006-GG7, Cl. AJ, 5.86%, 7/10/38[2]	20,650,000	20,026,009
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through Certificates, Series 2007-GG11, Cl. AM, 5.867%, 12/1/49	24,450,000	26,275,828
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. AM, 5.475%, 3/1/39	8,365,000	8,817,919
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2011-GC3, Cl. D, 5.543%, 3/1/44[2,3]	14,786,000	14,166,363
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35	1,257,653	1,238,785
IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates, Series 2005-AR23, Cl. 6 A1, 4.814%, 11/1/35[2]	4,805,082	3,954,224
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2006-LDP8, Cl. AJ, 5.48%, 5/1/45[2]	13,095,000	13,231,823
Series 2007-CB15, Cl. AJ, 5.502%, 6/1/47	30,690,000	25,571,629
Series 2006-LDP7, Cl. AJ, 5.861%, 4/1/45[2]	12,240,000	12,288,978

12	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount	Value
Commercial Continued
JPMorgan Chase Commercial Mortgage Securities Trust 2006-CIBC16, Commercial Mtg. Pass-Through Certificates, Series 2006-CIBC16, Cl. AJ, 5.623%, 5/1/45	$9,868,000	$8,988,505
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CB19, Commercial Mtg. Pass-Through Certificates, Series 2007-CB19, Cl. AM, 5.714%, 2/1/49[2]	29,004,000	31,524,288
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C10, Commercial Mtg. Pass-Through Certificates, Series 2013-C10, Cl. D, 4.30%, 12/15/47[2]	12,177,000	9,828,915
JPMorgan Mortgage Trust 2006-A7, Mtg. Pass-Through Certificates, Series 2006-A7, Cl. 2A2, 2.867%, 1/1/37[2]	789,180	637,609
JPMorgan, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2009-5, Cl. 1A2, 2.613%, 7/1/36[2,3]	19,611,518	14,831,848
LB-UBS Commercial Mortgage Trust 2006-C3, Commercial Mtg. Pass-Through Certificates, Series 2006-C3, Cl. AJ, 5.72%, 3/11/39	3,675,000	3,515,314
LB-UBS Commercial Mortgage Trust 2007-C6, Commercial Mtg. Pass-Through Certificates, Series 2007-C6, Cl. AM, 6.114%, 7/11/40	14,600,000	15,918,971
LB-UBS Commercial Mortgage Trust 2008-C1, Commercial Mtg. Pass-Through Certificates, Series 2008-C1, Cl. AM, 6.32%, 4/11/41[2]	6,930,000	7,772,421
Lehman Structured Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2002-GE1, Cl. A, 2.514%, 7/1/24[1]	155,766	136,787
Lehman Structured Securities Corp., Mtg.-Backed Security, 6%, 5/1/29	106,424	21,002
Merrill Lynch Mortgage Trust 2006-C1, Commercial Mtg. Pass-Through Certificates, Series 2006-C1, Cl. AJ, 5.683%, 5/1/39[2]	16,165,000	16,064,106
ML-CFC Commercial Mortgage Trust 2006-3, Commercial Mtg. Pass-Through Certificates, Series 2006-3, Cl. AJ, 5.485%, 7/1/46	21,180,000	19,844,241
Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6, Commerical Mtg. Pass-Through Certificates, Series 2012-C6, Cl. E, 4.82%, 11/1/45[2,3]	8,182,000	7,062,060
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7, Commerical Mtg. Pass-Through Certificates, Series 2013-C7, Cl. D, 4.444%, 2/1/46[2]	15,171,000	12,647,858
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, Commerical Mtg. Pass-Through Certificates, Series 2013-C8, Cl. D, 4.312%, 12/1/48[2]	7,218,000	5,924,419
Morgan Stanley Capital I Trust 2006-HQ10, Commercial Mtg. Pass-Through Certificates, Series 2006-HQ10, Cl. AJ, 5.39%, 11/1/41	11,525,000	11,214,096
Morgan Stanley Capital I Trust 2007-HQ11, Commercial Mtg. Pass-Through Certificates, Series 2007-HQ11, Cl. AJ, 5.51%, 2/1/44	7,485,000	7,655,340
Morgan Stanley Capital I Trust 2007-IQ13, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ13, Cl. AM, 5.406%, 3/1/44	2,707,000	2,908,682

13	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount	Value
Commercial Continued
Morgan Stanley Capital I Trust 2007-IQ15, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ15, Cl. AM, 5.894%, 6/1/49[2]	$22,125,000	$23,897,013
Morgan Stanley Capital I Trust 2007-IQ16, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ16, Cl. AM, 6.093%, 12/1/49[2]	7,833,000	8,830,713
Morgan Stanley, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2012-R3, Cl. 1A, 2.379%, 11/1/36[2,3]	3,518,203	3,487,650
Series 2012-R3, Cl. 1B, 2.379%, 11/1/36[1,2]	13,584,912	7,643,367
RALI Series 2005-QA4 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2005-QA4, Cl. A32, 3.245%, 4/25/35[2]	263,548	37,962
Residential Asset Securitization Trust 2006-A12, Mtg. Pass-Through Certificates, Series 2006-A12, Cl. 1A, 6.25%, 11/1/36	1,562,855	1,207,357
Sequoia Mortgage Trust, Mtg. Pass-Through Certificates, Series 2012-2, Cl. A2, 3.50%, 4/1/42	948,075	935,080
STARM Mortgage Loan Trust 2007-1, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 2A1, 5.811%, 2/1/37[2]	13,727,322	11,326,977
Structured Adjustable Rate Mortgage Loan Trust 2006-4, Commercial Mtg. Pass-Through Certificates, Series 2006-4, Cl. 6A, 5.28%, 5/1/36[2]	3,254,182	2,709,949
UBS-Barclays Commercial Mortgage Trust 2012-C2, Commerical Mtg. Pass-Through Certificates, Series 2012-C2, Cl. E, 4.892%, 5/1/63[2,3]	5,061,000	4,490,489
UBS-Barclays Commercial Mortgage Trust 2013-C5, Commerical Mtg. Pass-Through Certificates, Series 2013-C5, Cl. D, 4.233%, 3/1/46[2]	10,170,000	8,329,911
Wachovia Bank Commercial Mortgage Trust 2006-C23, Commercial Mtg. Pass-Through Certificates, Series 2006-C23, Cl. AJ, 5.515%, 1/1/45	16,865,000	17,761,358
Wachovia Bank Commercial Mortgage Trust 2006-C25, Commercial Mtg. Pass-Through Certificates, Series 2006-C25, Cl. AJ, 5.919%, 5/1/43[2]	19,685,000	19,733,888
WaMu Mortgage Pass-Through Certificates 2007-OA3 Trust, Mtg. Pass-Through Certificates, Series 2007-OA3, Cl. 5A, 2.22%, 4/1/47[2]	1,690,574	1,129,927
Wells Fargo Mortgage-Backed Securities 2004-W Trust, Mtg. Pass-Through Certificates, Series 2004-W, Cl. B2, 2.696%, 11/1/34[2]	432,836	15,616
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust, Mtg. Pass-Through Certificates, Series 2005-AR1, Cl. 1A1, 2.611%, 2/1/35[2]	8,045,321	7,996,993
Wells Fargo Mortgage-Backed Securities 2005-AR15 Trust, Mtg. Pass-Through Certificates, Series 2005-AR15, Cl. 1A6, 2.613%, 9/1/35[2]	19,668,655	18,220,098
Wells Fargo Mortgage-Backed Securities 2006-8 Trust, Mtg. Pass-Through Certificates, Series 2006-8, Cl. A15, 6%, 7/1/36	10,902,917	10,655,868

14	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount	Value
Commercial Continued
Wells Fargo Mortgage-Backed Securities 2007-AR3 Trust, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. A4, 5.702%, 4/1/37[2]	$6,047,111	$5,687,689
WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 13.006%, 3/1/44[8]	24,740,607	1,819,288
WFRBS Commercial Mortgage Trust 2012-C10, Commercial Mtg. Pass-Through Certificates, Series 2012-C10, Cl. D, 4.61%, 12/1/45[2,3]	4,160,000	3,450,358
WFRBS Commercial Mortgage Trust 2012-C7, Commercial Mtg. Pass-Through Certificates, Series 2012-C7, Cl. E, 5.005%, 6/1/45[2,3]	7,300,000	6,366,195
WFRBS Commercial Mortgage Trust 2012-C8, Commercial Mtg. Pass-Through Certificates, Series 2012-C8, Cl. D, 5.402%, 8/1/45[2,3]	8,063,000	7,045,732
WFRBS Commercial Mortgage Trust 2013-C11, Commercial Mtg. Pass-Through Certificates, Series 2013-C11, Cl. D, 4.325%, 3/1/45[2,3]	4,162,000	3,375,070

		927,853,549
Multifamily—0.9%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2006-2, Cl. AJ, 5.954%, 5/1/45[2]	10,705,000	11,197,253
CHL Mortgage Pass-Through Trust 2006-20, Mtg. Pass-Through Certificates, Series 2006-20, Cl. 1A17, 5.75%, 2/1/37	7,475,941	6,561,009
Citigroup Mortgage Loan Trust, Inc. 2006-AR3, Mtg. Pass-Through Certificates, Series 2006-AR3, Cl. 1 A2A, 5.531%, 6/1/36[2]	17,343,161	15,953,809
Countrywide Alternative Loan Trust 2005-J14, Mtg. Pass-Through Certificates, Series 2005-J14, Cl. A7, 5.50%, 12/1/35	9,928,248	8,569,924
Countrywide Alternative Loan Trust 2006-24CB, Mtg. Pass-Through Certificates, Series 2006-24CB, Cl. A12, 5.75%, 6/1/36	4,871,437	4,056,421
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A2M, 4.925%, 5/1/37[2]	13,257,376	12,501,374
Wells Fargo Mortgage-Backed Securities 2005-AR15 Trust, Mtg. Pass-Through Certificates, Series 2005-AR15, Cl. 1A2, 2.613%, 9/1/35[2]	1,219,340	1,172,364
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A3, 2.641%, 3/1/36[2]	10,901,194	10,522,443
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 2.77%, 3/25/36[2]	3,931,689	3,732,549

		74,267,146
Residential—3.7%
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 1.153%, 5/25/34[2]	4,348,165	4,156,518
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates:
Series 2007-4, Cl. AM, 5.811%, 2/1/51[2]	26,595,000	28,863,846

15	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount	Value
Residential Continued
Series 2007-1, Cl. 1A3, 6%, 1/1/37	$3,675,564	$3,212,971
Banc of America Funding 2007-C Trust, Mtg. Pass-Through Certificates, Series 2007-C, Cl. 1A4, 5.419%, 5/1/36[2]	6,315,131	6,035,674
Bear Stearns ARM Trust 2004-2, Mtg. Pass-Through Certificates, Series 2004-2, Cl. 12A2, 2.763%, 5/1/34[2]	5,926,966	5,784,565
Chase Funding Trust 2003-2, Mtg. Loan Asset-Backed Certificates, Series 2003-2, Cl. 2A2, 0.753%, 2/25/33[2]	17,748	16,273
CHL Mortgage Pass-Through Trust 2005-26, Mtg. Pass-Through Certificates, Series 2005-26, Cl. 1A8, 5.50%, 11/1/35	4,238,993	4,036,711
CHL Mortgage Pass-Through Trust 2005-29, Mtg. Pass-Through Certificates, Series 2005-29, Cl. A1, 5.75%, 12/1/35	16,192,604	14,860,714
CHL Mortgage Pass-Through Trust 2005-30, Mtg. Pass-Through Certificates, Series 2005-30, Cl. A5, 5.50%, 1/1/36	3,149,855	3,080,101
CHL Mortgage Pass-Through Trust 2005-J4, Mtg. Pass-Through Certificates, Series 2005-J4, Cl. A7, 5.50%, 11/1/35	4,148,740	4,250,960
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36	746,817	696,341
CHL Mortgage Pass-Through Trust 2007-15, Mtg. Pass-Through Certificates, Series 2007-15, Cl. 1A29, 6.25%, 9/1/37	6,831,509	6,399,692
CHL Mortgage Pass-Through Trust 2007-HY3, Mtg. Pass-Through Certificates, Series 2007-HY3, Cl. 1A1, 2.76%, 6/1/47[2]	5,043,481	4,376,456
Citigroup Mortgage Loan Trust, Inc. 2005-2, Mtg. Pass-Through Certificates, Series 2005-2, Cl. 1A3, 2.688%, 5/1/35[2]	5,430,763	5,335,964
Citigroup Mortgage Loan Trust, Inc. 2005-3, Mtg. Pass-Through Certificates, Series 2005-3, Cl. 2A4, 2.891%, 8/1/35[2]	10,100,300	8,481,787
Citigroup Mortgage Loan Trust, Inc. 2006-AR2, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 1A2, 2.937%, 3/1/36[2]	12,185,271	10,611,360
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. AMFX, 5.366%, 12/1/49	29,800,000	30,166,465
Countrywide Alternative Loan Trust 2006-43CB, Mtg. Pass-Through Certificates, Series 2006-43CB, Cl.1A10, 6%, 2/1/37	20,739,768	16,851,663
Countrywide Alternative Loan Trust 2007-19, Mtg. Pass-Through Certificates:
Series 2007-19, Cl. 1A4, 6%, 8/1/37	7,415,264	5,689,380
Series 2007-19, Cl. 1A34, 6%, 8/1/37	22,946,463	17,634,713
Countrywide Home Loans, Asset-Backed Certificates, Series 2005-16, Cl. 2AF2, 5.148%, 5/1/36[2]	806,538	794,373
CSMC Mortgage-Backed Trust 2007-3, Mtg. Pass-Through Certificates, Series 2007-3, Cl. 2A10, 6%, 4/1/37	3,625,580	3,137,909
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.313%, 6/25/47[2]	1,933,019	1,919,874
CWHEQ Revolving Home Equity Loan Trust, Asset-Backed Certificates:
Series 2006-H, Cl. 2A1A, 0.343%, 11/15/36[2]	159,273	69,711
Series 2005-G, Cl. 2A, 0.423%, 12/15/35[2]	361,332	212,285
GSR Mortgage Loan Trust 2005-AR6, Mtg. Pass-Through Certificates, Series 2005-AR6, Cl. 1A4, 2.68%, 9/1/35[2]	12,610,680	12,497,128
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36	980,796	955,710

16	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount	Value
Residential Continued
Home Equity Mortgage Trust 2005-1, Mtg. Pass-Through Certificates, Series 2005-1, Cl. M6, 5.863%, 6/1/35	$2,774,000	$2,845,356
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36	4,891,252	4,565,730
JPMorgan Mortgage Trust 2007-A1, Mtg. Pass-Through Certificates, Series 2007-A1, Cl. 7A1, 2.905%, 7/1/35[2]	5,742,414	5,591,524
Lehman Mortgage Trust, Mtg. Pass-Through Certificates, Series 2006-1, Cl. 1A3, 5.50%, 2/1/36	1,126,561	943,224
Mastr Asset-Backed Securities Trust 2006-WMC3, Mtg. Pass-Through Certificates, Series 2006-WMC3, Cl. A3, 0.293%, 8/25/36[2]	4,859,113	2,051,656
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series MLCC 2006-3, Cl. 2A1, 2.537%, 10/25/36[2]	6,318,582	5,957,990
Merrill Lynch Mortgage Loans, Inc., Mtg. Pass-Through Certificates, Series 2005-A1, Cl. 2A1, 2.705%, 12/25/34[2]	249,591	249,979
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29[1,7]	4,912,783	331,613
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/1/33	10,638	10,909
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates:
Series 2006-QS13, Cl. 1A8, 6%, 9/1/36	133,064	103,043
Series 2006-QS13, Cl. 1A5, 6%, 9/25/36	5,200,254	4,026,975
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	2,412,622	1,904,029
Residential Asset Securitization Trust 2005-A14, Mtg. Pass-Through Certificates, Series 2005-A14, Cl. A1, 5.50%, 12/1/35	7,957,279	7,094,046
Residential Asset Securitization Trust 2005-A15, Mtg. Pass-Through Certificates, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36	11,458,634	10,285,436
Residential Asset Securitization Trust 2005-A6CB, Mtg. Pass-Through Certificates, Series 2005-A6CB, Cl. A7, 6%, 6/1/35	10,259,074	9,886,941
Terwin Mortgage Trust, Home Equity Asset-Backed Securities, Series 2006-4SL, Cl. A1, 2.367%, 5/1/37[2,3,4]	411,880	196,153
WaMu Mortgage Pass-Through Certificates 2005-AR12 Trust, Mtg. Pass-Through Certificates, Series 2007-AR12, Cl. 1A8, 2.444%, 10/1/35[2]	5,293,909	4,990,002
WaMu Mortgage Pass-Through Certificates 2006-AR10 Trust, Mtg. Pass-Through Certificates, Series 2006-AR10, Cl. 1A2, 2.658%, 9/1/36[2]	2,086,858	1,701,798
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates:
Series 2007-HY1, Cl. 5A1, 2.546%, 2/1/37[2]	18,207,498	14,708,809
Series 2007-HY1, Cl. 4A1, 2.553%, 2/1/37[2]	29,557,606	24,480,437
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 3A1, 4.981%, 5/1/37[2]	2,989,714	2,883,154
WaMu Mortgage Pass-Through Certificates 2007-HY6 Trust, Mtg. Pass-Through Certificates, Series 2007-HY6, Cl. 2A1, 4.638%, 6/25/37[2]	7,440,991	6,036,460

17	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount		Value
Residential Continued
WaMu Mortgage Pass-Through Certificates, Mtg. Pass-Through Certificates, Series 2006-AR18, Cl. 3A1, 4.484%, 1/1/37[2]	$2,329,608		$1,997,172
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	1,728,051		1,777,773
Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust, Mtg. Pass-Through Certificates, Series 2006-AR14, Cl. 1A2, 5.626%, 10/1/36[2]	6,872,391		6,474,610

			321,223,963

Total Mortgage-Backed Obligations (Cost $1,801,576,240)			1,819,530,587
U.S. Government Obligations—6.5%
Federal Home Loan Mortgage Corp. Nts.:
0.875%, 3/7/18	43,336,000		41,983,137
1.375%, 5/1/20	36,034,000		34,180,843
2.375%, 1/13/22	4,097,000		3,986,725
Federal National Mortgage Assn. Nts.:
0.375%, 7/5/16	11,991,000		11,851,940
0.875%, 5/21/18	36,946,000		35,749,393
U.S. Treasury Bills:
0.035%, 8/22/13[10]	40,435,000		40,432,956
0.063%, 11/7/13	38,210,000		38,203,313
0.065%, 10/31/13[11,12]	64,865,000		64,853,454
0.102%, 7/18/13	26,925,000		26,924,619
U.S. Treasury Nts.:
1.75%, 5/15/23	172,300,000		161,275,557
2%, 2/15/23	87,270,000		83,932,621
STRIPS, 0.891%, 8/15/16[10]	11,000,000		10,748,386

Total U.S. Government Obligations (Cost $567,306,709)			554,122,944
Foreign Government Obligations—23.6%
Angola—0.2%
Angola (Republic of) Sr. Unsec. Nts., 7%, 8/16/19	14,120,000		14,561,250
Australia—0.3%
New South Wales Treasury Corp. Sr. Unsec. Nts.:
Series 19, 6%, 4/1/19	1,650,000	AUD	1,687,309
Series 20, 6%, 6/1/20	2,270,000	AUD	2,348,676
Queensland Treasury Corp. Nts.:
Series 17, 6%, 9/14/17	3,890,000	AUD	3,923,068
Series 21, 6%, 6/14/21	4,775,000	AUD	4,890,389
Series 33, 6.50%, 3/14/33	4,720,000	AUD	4,941,684
Queensland Treasury Corp. Sr. Unsec. Nts.:
Series 19, 6.25%, 6/14/19	2,085,000	AUD	2,154,504
Series 23, 4.25%, 7/21/23	2,320,000	AUD	2,030,241
Victoria Treasury Corp. Nts., 5.50%, 11/17/26	6,090,000	AUD	6,002,523
Western Australia Treasury Corp. Unsec. Nts., 7%, 10/15/19	795,000	AUD	849,984

			28,828,378

18	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount		Value
Belgium—0.2%
Belgium (Kingdom of) Bonds:
Series 58, 3.75%, 9/28/20	9,755,000	EUR	$14,209,165
Series 60, 4.25%, 3/28/41	470,000	EUR	695,716

			14,904,881
Bolivia—0.1%
Bolivia (Plurinational State of) Unsec. Bonds, 4.875%, 10/29/22	4,250,000		4,005,625
Brazil—3.0%
Brazil (Federative Republic of) Letra Tesouro Nacional Nts.:
9.029%, 1/1/14[10]	101,350,000	BRR	43,447,894
8.897%, 7/1/14[10]	51,215,000	BRR	20,967,497
Brazil (Federative Republic of) Nota Do Tesouro Nacional Nts.:
9.762%, 1/1/14	27,055,000	BRR	12,162,218
9.762%, 1/1/17	92,005,000	BRR	40,470,296
9.762%, 1/1/21	202,217,000	BRR	87,117,621
13.505%, 5/15/45[13]	14,265,000	BRR	16,427,454
Series NTNB, 13.288%, 8/15/50[13]	13,240,000	BRR	15,401,068
Brazil (Federative Republic of) Nota Do Tesouro Nacional Unsec. Bonds, 9.762%, 1/1/18	53,385,000	BRR	23,329,889

			259,323,937
Canada—0.1%
Canada (Government of) Nts., 3.75%, 6/1/19	7,160,000	CAD	7,474,054
Canada (Government of) Treasury Bills, 1.044%, 12/5/13[10]	3,220,000	CAD	3,048,238

			10,522,292
Croatia—0.3%
Croatia (Republic of) Unsec. Nts.:
5.50%, 4/4/23[3]	11,030,000		10,754,250
6.25%, 4/27/17[3]	5,580,000		5,864,078
6.375%, 3/24/21[3]	2,630,000		2,764,788
6.75%, 11/5/19[3]	2,475,000		2,654,240

			22,037,356
Denmark—0.1%
Denmark (Kingdom of) Bonds, 4%, 11/15/19	21,555,000	DKK	4,435,061
Dominican Republic—0.1%
Banco De Reservas De La Republica Dominicana Bonds, 7%, 2/1/23[3]	4,245,000		4,266,225
Dominican Republic Sr. Unsec. Bonds, 5.875%, 4/18/24[3]	4,700,000		4,547,250

			8,813,475
Finland—0.0%
Finland (Repulic of) Unsec. Bonds, 1.625%, 9/15/22	1,975,000	EUR	2,514,445
France—0.3%
France (Republic of) Bonds:
3.75% 10/25/19	4,380,000	EUR	6,473,541
4%, 4/25/60	2,005,000	EUR	2,911,355
4.50%, 4/25/41	3,100,000	EUR	4,922,409
France (Republic of) Unsec. Nts., 2.25%, 10/25/22	9,865,000	EUR	12,836,904

			27,144,209

19	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount		Value
Germany—0.7%
Germany (Federal Republic of) Bonds, 2.50%, 7/4/44	4,245,000	EUR	$5,562,433
Germany (Federal Republic of) Unsec. Bonds:
0.25%, 4/13/18	13,945,000	EUR	17,728,298
1.50%, 5/15/23	6,100,000	EUR	7,767,087
3.50%, 1/4/16	4,750,000	EUR	6,684,624
Series 153, 4%, 10/11/13	15,695,000	EUR	20,652,921

			58,395,363
Guatemala—0.1%
Guatemala (Republic of) Sr. Unsec. Bonds, 4.875%, 2/13/28[3]	4,325,000		3,957,375
Hungary—1.4%
Hungary (Republic of) Bonds:
6.75%, 11/24/17	2,422,000,000	HUF	11,282,573
Series 19/A, 6.50%, 6/24/19	5,003,000,000	HUF	23,234,620
Series 20/A, 7.50%, 11/12/20	1,731,000,000	HUF	8,415,380
Series 23A, 6%, 11/24/23	5,552,400,000	HUF	24,540,017
Hungary (Republic of) Sr. Unsec. Bonds, 7.625%, 3/29/41	500,000		524,500
Hungary (Republic of) Sr. Unsec. Nts., 5.75%, 6/11/18	1,315,000	EUR	1,771,534
Hungary (Republic of) Sr. Unsec. Unsub. Nts., 6.375%, 3/29/21	12,415,000		12,973,675
Hungary (Republic of) Unsec. Bonds:
5.375%, 2/21/23	9,085,000		8,789,738
5.50%, 12/20/18	6,162,000,000	HUF	27,348,081

			118,880,118
Ireland—0.0%
Ireland (Republic of) Treasury Bonds, 4.40%, 6/18/19	2,580,000	EUR	3,526,049
Italy—0.5%
Italy (Republic of) Bonds:
4%, 9/1/20	3,610,000	EUR	4,737,743
4.50%, 3/1/19	12,350,000	EUR	16,744,019
5%, 3/1/22	1,900,000	EUR	2,605,334
5%, 9/1/40	3,955,000	EUR	5,142,180
Series EU, 1.129%, 10/15/17[2]	2,435,000	EUR	2,991,637
Italy (Republic of) Sr. Unsec. Nts., 4.50%, 6/8/15	477,000,000	JPY	5,073,105
Italy (Republic of) Treasury Bonds:
3.50%, 11/1/17	2,030,000	EUR	2,666,036
4.75%, 5/1/17	2,575,000	EUR	3,543,315
4.75%, 9/1/44	1,875,000	EUR	2,327,215

			45,830,584
Ivory Coast—0.2%
Ivory Coast Bonds, 5.75%, 12/31/32	21,345,000		17,662,988
Japan—1.3%
Japan Bonds:
5 yr., 0.30%, 3/20/17	2,161,000,000	JPY	21,865,211
10 yr., 1.10%, 3/20/21	1,527,000,000	JPY	15,882,586
10 yr., Series 329, 0.80%, 6/20/23	285,000,000	JPY	2,860,991
20 yr., Series 112, 2.10%, 6/20/29	1,342,000,000	JPY	14,872,142

20	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount		Value
20 yr., Series 134, 1.80%, 3/20/32	846,000,000	JPY	$8,748,602
30 yr., 2%, 3/20/42	1,649,000,000	JPY	17,296,826
30 yr., Series 39, 1.90%, 6/20/43	95,000,000	JPY	971,779
Japan Sr. Unsec. Bonds:
Series 38, 1.80%, 3/20/43	283,000,000	JPY	2,831,778
Series 143, 1.60%, 3/20/33	1,288,000,000	JPY	12,799,406
Series 328, 0.60%, 3/20/23	938,000,000	JPY	9,252,484
Japan Sr. Unsec. Nts., 2.30%, 3/19/18	1,400,000	CAD	1,317,999

			108,699,804
Kazakhstan—0.0%
Development Bank of Kazakhstan Sr. Unsec. Bonds, 4.125%, 12/10/22[3]	1,050,000		939,750
Korea, Republic of South—0.1%
Korea Housing Finance Corp., 1.625% Sec. Nts., 9/15/18[3]	4,710,000		4,343,067
Malaysia—0.4%
Central Bank of Malaysia Treasury Bills:
Series 0213, 2.975%, 1/9/14[10]	27,035,000	MYR	8,421,443
Series 0413, 2.974%, 1/16/14[10]	54,070,000	MYR	16,832,960
Series 2513, 2.953%, 12/5/13[10]	13,515,000	MYR	4,223,186
Malaysia (Government of) Sr. Unsec. Bonds:
Series 1/06, 4.262%, 9/15/16	8,545,000	MYR	2,774,922
Series 0210, 4.012%, 9/15/17	6,805,000	MYR	2,198,147

			34,450,658
Mexico—3.8%
United Mexican States Bonds:
Series M, 5%, 6/15/17[2]	205,300,000	MXN	15,905,896
Series M, 6.50%, 6/9/22[2]	420,500,000	MXN	34,272,659
Series M20, 7.50%, 6/3/27[2]	259,740,000	MXN	22,500,978
Series M10, 7.75%, 12/14/17	84,290,000	MXN	7,189,257
Series MI10, 8%, 12/19/13	827,500,000	MXN	65,131,766
Series M20, 8.50%, 5/31/29[2]	197,630,000	MXN	18,218,376
United Mexican States Treasury Bills:
3.801%, 11/14/13[10]	201,200,000	MXN	15,295,452
3.814%, 9/19/13[10]	228,100,000	MXN	17,448,507
3.823%, 9/5/13[10]	269,300,000	MXN	20,631,691
3.826%, 10/3/13[10]	551,100,000	MXN	42,093,017
4.244%, 7/11/13[10]	390,100,000	MXN	30,064,987
United Mexican States Unsec. Nts., Series BI, 3.81%, 10/31/13[10]	508,400,000	MXN	38,719,768

			327,472,354
Nigeria—0.4%
Nigeria (Federal Republic of) Treasury Bills:
10.635%, 7/4/13[10]	160,000,000	NGN	979,592
11.235%, 1/23/14[10]	595,000,000	NGN	3,401,029
11.835%, 10/24/13[10]	146,000,000	NGN	869,809
11.851%, 10/10/13[10]	112,000,000	NGN	663,042
12.226%, 8/1/13[10]	160,775,000	NGN	975,967

21	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount		Value
13.662%, 9/5/13[10]	1,179,000,000	NGN	$7,078,701
13.779%, 9/26/13[10]	591,000,000	NGN	3,524,484
Nigeria (Federal Republic of) Treasury Bonds:
7%, 10/23/19	1,088,000,000	NGN	4,779,823
16%, 6/29/19	1,109,000,000	NGN	7,356,806
16.39%, 1/27/22	1,154,000,000	NGN	7,965,603

			37,594,856
Paraguay—0.0%
Paraguay (Republic of) Sr. Unsec. Bonds, 4.625%, 1/25/23[3]	2,820,000		2,749,500
Peru—0.3%
Peru (Republic of) Sr. Unsec. Bonds, 8.20%, 8/12/26[3]	33,930,000	PEN	14,942,250
Peru (Republic of) Sr. Unsec. Nts., 7.84%, 8/12/20[3]	15,325,000	PEN	6,353,650

			21,295,900
Poland—0.5%
Poland (Republic of) Bonds:
Series 0415, 5.50%, 4/25/15	8,385,000	PLZ	2,632,492
Series 1017, 5.25%, 10/25/17	11,620,000	PLZ	3,720,498
Poland (Republic of) Unsec. Bonds, Series 429, 5.75%, 4/25/29	93,255,000	PLZ	32,171,530

			38,524,520
Portugal—0.2%
Portugal (Republic of) Sr. Unsec. Bonds:
4.10%, 4/15/37	2,170,000	EUR	1,983,971
5.65% 2/15/24[3]	3,280,000	EUR	3,977,383
Portugal (Republic of) Sr. Unsec. Nts., 4.75%, 6/14/19	950,000	EUR	1,169,391
Portugal (Republic of) Sr. Unsec. Unsub. Bonds, 4.35%, 10/16/17	5,915,000	EUR	7,494,032

			14,624,777
Russia—1.9%
AHML Finance Ltd. Unsec. Nts., 7.75%, 2/13/18[3]	222,000,000	RUR	6,628,328
Russian Federation Bonds:
7.50%, 3/15/18[2]	695,000,000	RUR	21,867,035
7.50%, 2/27/19[2]	891,300,000	RUR	27,574,859
7.60%, 4/14/21[2]	966,300,000	RUR	30,013,657
Russian Federation Sr. Unsec. Bonds, Series 6211, 7%, 1/25/23[2]	1,642,000,000	RUR	48,377,662
Russian Federation Unsec. Bonds:
Series 9, 7.90%, 3/18/21[2]	157,400,000	RUR	4,774,277
Series 6209, 7.60%, 7/20/22[2]	696,600,000	RUR	21,413,460
Vnesheconombank Sr. Unsec. Bonds, Series 18, 8.55%, 9/17/32[2]	175,200,000	RUR	5,385,642

			166,034,920
Rwanda—0.1%
Rwanda (Republic of) Sr. Unsec. Bonds, 6.625%, 5/2/23[3]	6,270,000		5,470,575
Serbia—0.1%
Serbia (Republic of) Sr. Unsec. Nts., 5.25%, 11/21/17[3]	4,085,000		4,003,300
Serbia (Republic of) Treasury Bills:
9.824%, 1/30/14[10]	135,000,000	RSD	1,469,643

22	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount		Value
10.004%, 6/12/1410	544,000,000	RSD	$5,707,931

			11,180,874
South Africa—1.4%
South Africa (Republic of) Bonds:
Series R208, 6.75%, 3/31/21	518,035,000	ZAR	50,310,718
Series R213, 7%, 2/28/31	152,789,000	ZAR	13,451,948
Series R207, 7.25%, 1/15/20	459,600,000	ZAR	46,291,273
South Africa (Republic of) Unsec. Bonds, Series 2023, 7.75%, 2/28/23	121,710,000	ZAR	12,432,691

			122,486,630
Spain—0.2%
Comunidad De Madrid Sr. Unsec. Nts., 4.30%, 9/15/26	6,800,000	EUR	7,241,780
Instituto de Credito Oficial Sr. Unsec. Nts., 5%, 5/15/15	7,800,000	NOK	1,277,635
Spain (Kingdom of) Bonds:
4.25%, 10/31/16	1,515,000	EUR	2,046,983
5.50%, 7/30/17	2,815,000	EUR	3,956,265

			14,522,663
Sri Lanka—0.2%
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Bonds, 5.875%, 7/25/22[3]	3,495,000		3,337,725
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Nts.:
6.25%, 10/4/20[3]	6,315,000		6,315,000
6.25% 7/27/21[3]	7,160,000		7,124,200

			16,776,925
Tanzania—0.1%
Tanzania (United Republic of) Sr. Unsec. Nts., 6.45%, 3/8/20[2]	5,730,000		5,758,650
Thailand—0.7%
Thailand (Kingdom of) Sr. Unsec. Bonds:
3.58%, 12/17/27	722,800,000	THB	22,010,315
3.625%, 6/16/23	709,200,000	THB	22,605,976
3.65%, 12/17/21	455,000,000	THB	14,639,895

			59,256,186
The Netherlands—0.1%
Netherlands (Kingdom of the) Bonds:
4%, 7/15/19	3,715,000	EUR	5,580,435
4%, 1/15/37	1,270,000	EUR	2,052,918
Netherlands (Kingdom of the) Unsec. Nts., 1.75%, 7/15/23[3]	2,840,000	EUR	3,570,187

			11,203,540
Turkey—2.8%
Turkey (Republic of) Bonds:
6.875%, 3/17/36	7,870,000		8,804,563
7%, 3/11/19	4,935,000		5,669,081
9%, 3/5/14	58,115,000	TRY	30,583,369
9%, 3/8/17	71,385,000	TRY	38,307,396
9.50%, 1/12/22[2]	31,650,000	TRY	17,435,643
16.519%, 8/14/13[13]	8,410,000	TRY	6,270,321

23	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount		Value
Turkey (Republic of) Nts., 7.50%, 7/14/17	$7,515,000		$8,651,644
Turkey (Republic of) Unsec. Bonds:
5.621%, 2/11/15[13]	8,255,000	TRY	5,730,738
6.25%, 9/26/22	18,715,000		20,773,650
8.50%, 9/14/22[2]	30,520,000	TRY	16,021,932
Series 5Y, 6.30%, 2/14/18[2]	46,645,000	TRY	22,642,669
Turkey (Republic of) Unsec. Nts.:
4.097%, 9/11/13[10]	77,900,000	TRY	39,950,458
5.125%, 3/25/22	10,640,000		10,932,600
6%, 1/14/41	9,190,000		9,201,488

			240,975,552
Ukraine—0.2%
Ukraine (Republic of) Bonds, 7.75%, 9/23/20[3]	5,935,000		5,445,363
Ukraine (Republic of) Sr. Unsec. Bonds, 7.50%, 4/17/23[3]	6,260,000		5,524,450
Ukraine (Republic of) Sr. Unsec. Nts., 7.95%, 2/23/21[3]	8,280,000		7,659,000

			18,628,813
United Arab Emirates—0.0%
Emirates of Dubai Sr. Unsec. International Bonds, 5.25%, 1/30/43	1,505,000		1,279,250
United Kingdom—0.4%
United Kingdom Treasury Bonds:
3.75%, 9/7/21	5,445,000	GBP	9,239,266
4%, 9/7/16	3,850,000	GBP	6,454,939
4.25%, 12/7/55	1,415,000	GBP	2,478,432
4.75%, 12/7/38	7,065,000	GBP	13,177,373

			31,350,010
Venezuela—0.8%
Venezuela (Republic of) Bonds:
9%, 5/7/23	16,545,000		13,856,438
11.95%, 8/5/31	7,320,000		7,027,200
Venezuela (Republic of) Nts., 8.25%, 10/13/24	12,025,000		9,379,500
Venezuela (Republic of) Sr. Unsec. Bonds, 11.75%, 10/21/26	2,820,000		2,693,100
Venezuela (Republic of) Sr. Unsec. Unsub. Nts., 12.75%, 8/23/22	9,305,000		9,584,150
Venezuela (Republic of) Unsec. Bonds:
7%, 3/31/38	8,570,000		5,883,305
7.65%, 4/21/25	11,585,000		8,688,750
Venezuela (Republic of) Unsec. Nts., 13.625%, 8/15/18[3]	13,700,000		14,076,750

			71,189,193

Total Foreign Government Obligations (Cost $2,170,748,568)			2,012,152,353
Corporate Bonds and Notes—36.7%
Consumer Discretionary—5.2%
Auto Components—0.6%
Affinia Group, Inc., 7.75% Sr. Unsec. Nts., 5/1/21[3]	5,805,000		5,877,563
Continental Rubber of America Corp., 4.50% Sr. Sec. Nts., 9/15/19[3]	1,445,000		1,495,105

24	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount		Value
Auto Components Continued
Goodyear Tire & Rubber Co. (The), 8.25% Sr. Unsec. Unsub. Nts., 8/15/20	$12,090,000		$13,299,000
Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23[3]	11,555,000		11,035,025
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc., 10.625% Sr. Sec. Nts., 9/1/17[3]	2,653,000		2,825,445
Visteon Corp., 6.75% Sr. Unsec. Nts., 4/15/19	12,704,000		13,434,480

			47,966,618
Automobiles—0.1%
Ford Motor Co., 7.45% Bonds, 7/16/31	3,645,000		4,385,365
Jaguar Land Rover plc:
5.625% Sr. Unsec. Nts., 2/1/23[3]	4,620,000		4,504,500
7.75% Sr. Unsec. Bonds, 5/15/18[3]	1,945,000		2,110,325
8.25% Sr. Nts., 3/15/20[3]	900,000	GBP	1,492,061

			12,492,251
Distributors—0.0%
LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23[3]	2,230,000		2,135,225
Diversified Consumer Services—0.2%
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	4,720,000		4,908,800
ServiceMaster Co.:
7% Sr. Unsec. Unsub. Nts., 8/15/20	7,170,000		6,838,388
8% Sr. Unsec. Unsub. Nts., 2/15/20	5,700,000		5,714,250

			17,461,438
Hotels, Restaurants & Leisure—1.2%
Boyd Gaming Corp., 9.125% Sr. Unsec. Nts., 12/1/18	11,085,000		11,611,538
Burger King Corp., 9.875% Sr. Unsec. Unsub. Nts., 10/15/18	4,080,000		4,569,600
Caesars Entertainment Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18	24,845,000		15,031,225
CKE Restaurants, Inc., 11.375% Sec. Nts., 7/15/18	421,000		436,265
HOA Restaurants Group LLC/HOA Finance Corp., 11.25% Sr. Sec. Nts., 4/1/17[3]	7,760,000		7,798,800
Isle of Capri Casinos, Inc., 7.75% Sr. Unsec. Unsub. Nts., 3/15/19	9,685,000		10,241,888
Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[3]	10,645,000		11,283,700
MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[3]	5,815,000		5,466,100
MGM Resorts International:
6.625% Sr. Unsec. Unsub. Nts., 12/15/21	5,695,000		5,880,088
6.75% Sr. Unsec. Nts., 10/1/20	5,390,000		5,592,125
MTR Gaming Group, Inc., 11.50% Sec. Nts., 8/1/19	4,442,100		4,664,205
NCL Corp. Ltd., 5% Sr. Unsec. Nts., 2/15/18[3]	5,815,000		5,727,775
Penn National Gaming, Inc., 8.75% Sr. Unsec. Sub. Nts., 8/15/19	7,515,000		8,266,500
Premier Cruise Ltd., 11% Sr. Nts., 3/15/081,[7]	14,750,000		—
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 6.375% Sr. Sec. Nts., 6/1/21[3]	5,790,000		5,630,775
Viking Cruises Ltd., 8.50% Sr. Nts., 10/15/22[3]	2,850,000		3,135,000

			105,335,584
Household Durables—0.3%
Arcelik AS, 5% Sr. Unsec. Nts., 4/3/23[3]	2,445,000		2,200,500
Beazer Homes USA, Inc., 9.125% Sr. Unsec. Nts., 5/15/19	14,225,000		14,971,813

25	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount	Value
Household Durables Continued
K Hovnanian Enterprises, Inc., 9.125% Sec. Nts., 11/15/20[3]	$5,265,000	$5,791,500
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25% Sr. Unsec. Nts., 4/15/21[3]	3,720,000	3,543,300

		26,507,113
Media—1.8%
Belo (A.H.) Corp., 7.75% Sr. Unsec. Unsub. Debs., 6/1/27	13,703,000	14,730,725
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75% Sr. Unsec. Nts., 9/1/23[3]	5,730,000	5,572,425
Cinemark USA, Inc., 5.125% Sr. Unsec. Nts., 12/15/22	2,215,000	2,148,550
Cogeco Cable, Inc., 4.875% Sr. Unsec. Nts., 5/1/20[3]	1,490,000	1,452,750
CSC Holdings LLC, 6.75% Sr. Unsec. Unsub. Nts., 11/15/21	1,000,000	1,082,500
Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Unsub. Nts., 5/1/19	5,980,000	5,875,350
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 7/15/22	6,115,000	6,237,300
6.75% Sr. Unsec. Nts., 6/1/21	2,985,000	3,186,488
7.875% Sr. Unsec. Nts., 9/1/19	10,315,000	11,604,375
Entravision Communications Corp., 8.75% Sr. Sec. Nts., 8/1/17	7,761,000	8,294,569
Getty Images, Inc., 7% Sr. Nts., 10/15/20[3,5]	5,440,000	5,276,800
Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20	11,075,000	11,351,875
Igloo Holdings Corp., 8.25% Sr. Unsec. Nts., 12/15/17[1,6]	10,346,000	10,481,791
LIN Television Corp., 6.375% Sr. Unsec. Nts., 1/15/21	5,380,000	5,467,425
Lynx I Corp., 5.375% Sr. Sec. Nts., 4/15/21[3]	3,120,000	3,151,200
Nexstar Broadcasting, Inc., 6.875% Sr. Unsec. Nts., 11/15/20[3]	5,515,000	5,708,025
Sinclair Television Group, Inc.:
5.375% Sr. Unsec. Nts., 4/1/21[3]	5,945,000	5,736,925
6.125% Sr. Nts., 10/1/22[3]	9,115,000	9,160,575
Unitymedia Hessen GmbH & Co KG/Unitymedia NRW GmbH, 5.50% Sr. Sec. Nts., 1/15/23[3]	3,025,000	2,873,750
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW Gmb H, 7.50% Sr. Sec. Nts., 3/15/19	3,945,000	4,171,838
Univision Communications, Inc., 7.875% Sr. Sec. Nts., 11/1/20[3]	10,465,000	11,380,688
UPCB Finance V Ltd., 7.25% Sr. Sec. Nts., 11/15/21[3]	7,510,000	7,979,375
UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[3]	10,190,000	10,597,600

		153,522,899
Multiline Retail—0.1%
J.C. Penney Corp, Inc., 6.375% Sr. Unsec. Unsub. Nts., 10/15/36	7,515,000	5,899,275
Specialty Retail—0.6%
BC Mountain LLC/BC Mountain Finance, Inc., 7% Sr. Unsec. Nts., 2/1/21[3]	11,550,000	11,809,875
Burlington Coat Factory Warehouse Corp., 10% Sr. Unsec. Nts., 2/15/19	5,065,000	5,622,150
Claire’s Stores, Inc.:
7.75% Sr. Unsec. Nts., 6/1/20[3]	5,640,000	5,484,900
8.875% Sr. Sec. Nts., 3/15/19	5,735,000	6,050,425
CST Brands, Inc., 5% Sr. Unsec. Nts., 5/1/23[3]	2,975,000	2,915,500
Hot Topic, Inc., 9.25% Sr. Sec. Nts., 6/15/21[3]	5,195,000	5,285,913

26	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount	Value
Specialty Retail Continued
Limited Brands, Inc., 5.625% Sr. Nts., 2/15/22	$3,990,000	$4,069,800
Party City Holdings, Inc., 8.875% Sr. Unsec. Nts, 8/1/20[3]	5,070,000	5,462,925

		46,701,488
Textiles, Apparel & Luxury Goods—0.3%
Burlington Holdings LLC/Burlington Holding Finance, Inc., 9% Sr. Unsec. Nts., 2/15/18[3,6]	11,125,000	11,458,750
Quiksilver, Inc., 6.875% Sr. Unsec. Nts., 4/15/15	5,705,000	5,619,425
SIWF Merger Sub, Inc./Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21[3]	5,785,000	5,683,763

		22,761,938
Consumer Staples—1.3%
Food & Staples Retailing—0.1%
Rite Aid Corp., 9.25% Sr. Unsec. Unsub. Nts., 3/15/20	1,785,000	1,979,119
US Foods, Inc., 8.50% Sr. Sec. Nts., 6/30/19	5,670,000	5,953,500

		7,932,619
Food Products—0.9%
Alicorp SA, 3.875% Sr. Unsec. Nts., 3/20/23[3]	2,190,000	2,031,225
American Seafoods Group LLC, 10.75% Sr. Sub. Nts., 5/15/16[3]	10,750,000	11,233,750
ARAMARK Corp., 5.75% Sr. Unsec. Nts., 3/15/20[3]	5,735,000	5,892,713
ASG Consolidated LLC, 15% Sr. Nts., 5/15/17[3,6]	7,970,347	8,528,271
BRF SA, 3.95% Sr. Unsec. Nts., 5/22/23[3]	3,125,000	2,757,813
Bumble Bee Acquisition Corp., 9% Sr. Sec. Nts., 12/15/17[3]	10,499,000	11,207,683
Chiquita Brands International, Inc., 7.875% Sr. Sec. Nts., 2/1/21[3]	5,220,000	5,481,000
KazAgro National Management Holding JSC, 4.625% Sr. Unsec. Nts., 5/24/23[3]	1,880,000	1,739,000
MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20[3]	5,865,000	5,230,847
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15[3]	12,045,000	12,526,800
Wells Enterprises, Inc., 6.75% Sr. Sec. Nts., 2/1/20[3]	5,815,000	6,105,750

		72,734,852
Household Products—0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.75% Sr. Sec. Nts., 10/15/20	5,510,000	5,565,100
9% Sr. Unsec. Unsub. Nts., 4/15/19	4,740,000	4,917,750

		10,482,850
Personal Products—0.1%
Revlon Consumer Products Corp., 5.75% Sr. Unsec. Nts., 2/15/21[3]	8,940,000	8,750,025
Tobacco—0.1%
Alliance One International, Inc., 10% Sr. Unsec. Nts., 7/15/16	5,440,000	5,589,600
Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21	5,825,000	6,043,438

		11,633,038
Energy—6.4%
Energy Equipment & Services—0.7%
Drill Rigs Holdings, Inc., 6.50% Sr. Sec. Nts., 10/1/17[3]	5,680,000	5,694,200

27	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount	Value
Energy Equipment & Services Continued
Exterran Partners LP/EXLP Finance Corp., 6% Sr. Unsec. Nts., 4/1/21[3]	$2,980,000	$2,950,200
Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19	3,720,000	3,682,800
Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20	9,530,000	9,625,300
ION Geophysical Corp., 8.125% Sr. Sec. Nts., 5/15/18[3]	1,485,000	1,440,450
Offshore Group Investment Ltd.:
7.125% Sr. Sec. Nts., 4/1/23[3]	5,950,000	5,875,625
7.50% Sr. Sec. Nts., 11/1/19	9,210,000	9,647,475
Pacific Drilling SA, 5.375% Sr. Sec. Nts., 6/1/20[3]	5,935,000	5,564,063
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	11,055,000	11,276,100
QGOG Constellation SA, 6.25% Sr. Unsec. Nts., 11/9/19[3]	5,035,000	4,946,888

		60,703,101
Oil, Gas & Consumable Fuels—5.7%
Access Midstream Partners LP/ACMP Finance Corp., 4.875% Sr. Unsec. Unsub. Nts., 5/15/23	3,695,000	3,445,588
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[3]	9,955,000	10,626,963
Alpha Natural Resources, Inc., 6% Sr. Unsec. Unsub. Nts., 6/1/19	3,670,000	3,000,225
Antero Resources Finance Corp., 6% Sr. Unsec. Nts., 12/1/20	3,700,000	3,663,000
Arch Coal, Inc., 7.25% Sr. Unsec. Unsub. Nts., 6/15/21	3,840,000	3,187,200
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.:
5.875% Sr. Unsec. Nts., 8/1/23[3]	5,145,000	4,913,475
6.625% Sr. Nts., 10/1/20[3]	3,650,000	3,677,375
Bill Barrett Corp., 7.625% Sr. Unsec. Unsub. Nts., 10/1/19	4,660,000	4,846,400
BreitBurn Energy Partners LP/BreitBurn Finance Corp.:
7.875% Sr. Unsec. Nts., 4/15/22	2,500,000	2,562,500
8.625% Sr. Unsec. Nts., 10/15/20	13,960,000	14,867,400
Chaparral Energy, Inc., 9.875% Sr. Unsec. Nts., 10/1/20	3,180,000	3,545,700
Chesapeake Energy Corp., 5.75% Sr. Unsec. Nts., 3/15/23	5,725,000	5,810,875
Chesapeake Midstream Partners LP/CHKM Finance Corp., 6.125% Sr. Unsec. Unsub. Nts., 7/15/22	6,875,000	6,995,313
Cimarex Energy Co., 5.875% Sr. Unsec. Unsub. Nts., 5/1/22	9,080,000	9,443,200
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50% Sr. Unsec. Unsub. Nts., 12/15/19	1,790,000	1,915,300
CNOOC Finance 2013 Ltd, 3% Sr. Unsec. Unsub. Nts., 5/9/23	760,000	687,558
Continental Resources, Inc., 4.50% Sr. Unsec. Unsub. Nts., 4/15/23[3]	4,910,000	4,781,113
Cosan Luxembourg SA, 5% Sr. Unsec. Nts., 3/14/23[3]	2,440,000	2,324,100
Denbury Resources, Inc., 4.625% Sr. Unsec. Sub. Nts., 7/15/23	5,195,000	4,798,881
Empresa Nacional del Petroleo, 4.75% Sr. Unsec. Unsub. Nts., 12/6/21[3]	1,215,000	1,190,926
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75% Sr. Unsec. Nts., 9/1/22	10,360,000	11,137,000
Gaz Capital SA:
7.288% Sr. Sec. Nts., 8/16/37[3]	15,355,000	16,506,625
8.146% Sr. Sec. Nts., 4/11/18[3]	19,820,000	22,793,000
8.625% Sr. Sec. Nts., 4/28/34[3]	13,870,000	16,505,300
9.25% Sr. Unsec. Unsub. Nts., 4/23/19[3]	23,270,000	28,156,700

28	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount		Value
Oil, Gas & Consumable Fuels Continued
Gazprom OAO Via Gaz Capital SA:
4.95% Sr. Unsec. Nts., 2/6/28[3]	$11,010,000		$9,523,650
4.95% Sr. Unsec. Nts., 7/19/22[3]	28,965,000		27,806,400
Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21[3]	3,350,000		3,283,000
Halcon Resources Corp., 8.875% Sr. Unsec. Unsub. Nts., 5/15/21	11,120,000		10,842,000
Harvest Operations Corp., 2.125% Sr. Unsec. Nts., 5/14/18[3]	1,875,000		1,782,728
Hiland Partners LP/Hiland Partners Finance Corp., 7.25% Sr. Nts., 10/1/20[3]	2,525,000		2,613,375
Inergy Midstream LP/Finance Corp., 6% Sr. Unsec. Nts., 12/15/20[3]	2,490,000		2,415,300
KazMunayGas National Co., 5.75% Sr. Unsec. Nts., 4/30/43[3]	1,140,000		1,013,175
Kodiak Oil & Gas Corp., 5.50% Sr. Unsec. Nts., 1/15/21[3]	9,140,000		8,922,925
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[3]	2,230,000		2,246,725
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	15,405,000		16,252,275
Lukoil International Finance BV:
4.563% Sr. Unsec. Nts., 4/24/23[3]	9,385,000		8,751,513
6.125% Sr. Unsec. Nts., 11/9/20[3]	9,750,000		10,310,625
7.25% Sr. Unsec. Unsub. Nts., 11/5/19[3]	5,370,000		6,049,305
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.50% Sr. Unsec. Unsub. Nts., 7/15/23	10,070,000		9,264,400
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[3]	17,285,000		17,220,181
Memorial Production Partners LP/Memorial Finance Corp., 7.625% Sr. Unsec. Nts., 5/1/21[3]	3,720,000		3,682,800
Midstates Petroleum Co., Inc./Midstates Petroleum Co., LLC, 9.25% Sr. Unsec. Nts., 6/1/21[3]	5,790,000		5,449,838
Murray Energy Corp., 8.625% Sr. Sec. Nts., 6/15/21[3]	2,225,000		2,236,125
Navios Maritime Acquisition Corp., 8.625% Sr. Sec. Nts., 11/1/17	3,375,000		3,467,813
Novatek OAO via Novatek Finance Ltd.:
4.422% Sr. Unsec. Nts., 12/13/22[3]	14,560,000		13,395,200
7.75% Unsec. Nts., 2/21/17[3]	93,650,000	RUR	2,816,091
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	3,960,000		4,098,600
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35% Sr. Sec. Nts., 6/30/21[3]	3,619,525		3,673,818
Pacific Rubiales Energy Corp., 5.125% Sr. Unsec. Nts., 3/28/23[3]	4,890,000		4,645,500
Pemex Project Funding Master Trust, 6.625% Unsec. Unsub. Bonds, 6/15/35	2,125,000		2,241,875
Pertamina Persero PT, 6.50% Sr. Unsec. Nts., 5/27/41[3]	280,000		271,600
Petroleos de Venezuela SA:
5.125% Sr. Unsec. Nts., 10/28/16	4,080,000		3,386,400
8.50% Sr. Nts., 11/2/17[3]	17,000,000		15,618,750
12.75% Sr. Unsec. Nts., 2/17/22[3]	9,760,000		9,833,200

29	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount		Value
Oil, Gas & Consumable Fuels Continued
Petroleos Mexicanos:
1.95% Sr. Unsec. Nts., 12/20/22	$622,000		$617,363
2% Sr. Unsec. Nts., 12/20/22	3,092,000		3,076,200
5.50% Sr. Unsec. Unsub. Nts., 6/27/44	645,000		582,113
Range Resources Corp., 5% Sr. Unsec. Sub. Nts., 8/15/22	4,465,000		4,386,863
Reliance Industries Ltd., 5.875% Sr. Unsec. Perpetual Bonds[3,14]	7,865,000		6,901,538
Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., 6.50% Sec. Nts., 4/15/21[3]	3,720,000		3,696,750
Rosetta Resources, Inc., 5.625% Sr. Unsec. Unsub. Nts., 5/1/21	3,720,000		3,636,300
Sabine Pass Liquefaction LLC:
5.625% Sr. Sec. Nts., 2/1/21[3]	5,815,000		5,655,088
5.625% Sr. Sec. Nts., 4/15/23[3]	4,465,000		4,230,588
Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20[3]	6,005,000		6,357,794
Sanchez Energy Corp., 7.75% Sr. Unsec. Nts., 6/15/21[3]	3,710,000		3,626,525
SandRidge Energy, Inc.:
7.50% Sr. Unsec. Unsub. Nts., 2/15/23	5,290,000		5,051,950
7.50% Sr. Unsec. Unsub. Nts., 3/15/21	2,220,000		2,131,200
Schahin II Finance Co. SPV Ltd., 5.875% Sr. Sec. Unsub. Nts., 9/25/22[3]	11,633,707		11,546,454
Sibur Securities Ltd., 3.914% Sr. Unsec. Nts., 1/31/18[3]	6,275,000		5,835,750
SM Energy Co., 6.50% Sr. Unsec. Unsub. Nts., 1/1/23	4,670,000		4,926,850
Tengizchevroil LLP, 6.124% Nts., 11/15/14[3]	1,566,275		1,610,992
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875% Sr. Nts., 10/1/20[3]	2,070,000		2,049,300
Western Refining, Inc., 6.25% Sr. Unsec. Nts., 4/1/21[3]	5,725,000		5,610,500

			486,027,022
Financials—7.3%
Capital Markets—1.0%
Cantor Commercial Real Estate Co. LP/CCRE Finance, 7.75% Sr. Unsec. Nts., 2/15/18[3,5]	7,445,000		7,519,450
Deutsche Bank AG, 4.296% Unsec. Sub. Nts., 5/24/28	2,350,000		2,172,850
Deutsche Bank Capital Trust, 4.901% Unsec. Sub. Perpetual Bonds[2,3,14]	2,160,000		1,868,400
Nationstar Mortgage LLC/Nationstar Capital Corp.:
6.50% Sr. Unsec. Unsub. Nts., 7/1/21	11,555,000		11,150,575
7.875% Sr. Unsec. Nts., 10/1/20	5,395,000		5,745,675
10.875% Sr. Unsec. Nts., 4/1/15	6,105,000		6,410,250
Nuveen Investments, Inc., 9.50% Sr. Unsec. Nts., 10/15/20[3]	5,500,000		5,500,000
Pinafore LLC/Pinafore, Inc., 9% Sec. Nts., 10/1/18	11,044,000		12,093,180
Prospect Medical Holdings, Inc., 8.375% Sr. Sec. Nts., 5/1/19[3]	3,900,000		4,095,000
Red de Carreteras de Occidente SAPIB de CV, 9% Sr. Sec. Nts., 6/10/28[3]	83,100,000	MXN	6,065,288
Springleaf Finance Corp., 6.90% Nts., Series J, 12/15/17	8,775,000		8,654,344
UBS AG (Jersey Branch):
4.28% Jr. Sub. Perpetual Nts.[14]	670,000	EUR	862,965
7.152% Jr. Sub. Perpetual Bonds[14]	455,000	EUR	639,538

30	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount		Value
Capital Markets Continued
US Coatings Acquisition, Inc./Flash Dutch 2 BV, 7.375% Sr. Unsec. Nts., 5/1/21[3]	$3,730,000		$3,818,588
Verso Paper Holdings LLC/Verso Paper, Inc., 11.75% Sr. Sec. Nts., 1/15/19	12,969,000		9,013,455

			85,609,558
Commercial Banks—3.9%
Akbank TAS, 7.50% Sr. Unsec. Nts., 2/5/18[3]	21,250,000	TRY	10,171,618
Alfa Bank/Alfa Bond Issuance plc, 7.875% Nts., 9/25/17[3]	7,485,000		7,980,507
Banco ABC Brasil SA, 8.50% Sr. Unsec. Nts., 3/28/16[3]	5,365,000	BRR	2,236,068
Banco BMG SA:
8.875% Unsec. Sub. Nts., 8/5/20[3]	2,115,000		1,903,500
9.15% Nts., 1/15/16[3]	3,552,000		3,640,800
9.95% Unsec. Unsub. Nts., 11/5/19[3]	5,200,000		4,992,000
Banco do Brasil SA (Cayman):
6.25% Jr. Sub. Perpetual Bonds[1][4]	6,675,000		5,890,688
9.25% Jr. Sub. Perpetual Bonds[3,14]	25,275,000		27,612,938
Banco do Estado do Rio Grande do Sul SA, 7.375% Sub Nts., 2/2/22[3]	18,870,000		19,530,450
Banco Santander Brasil SA (Cayman Islands), 8% Sr. Unsec. Unsub. Nts., 3/18/16[3]	9,330,000	BRR	3,867,726
Banco Santander Mexico SA, 4.125% Sr. Unsec. Nts., 11/9/22[3]	7,115,000		6,688,100
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22	11,650,000		11,154,875
Bank of Scotland plc:
4.875% Sr. Sec. Nts., 12/20/24	820,000	GBP	1,383,267
4.875% Sr. Sec. Unsub. Nts., 11/8/16	495,000	GBP	836,731
Barclays Bank plc:
4.75% Jr. Sub. Perpetual Bonds[14]	1,320,000	EUR	1,244,693
14% Jr. Sub. Perpetual Bonds[14]	1,980,000	GBP	3,944,702
BBVA Banco Continental SA, 5% Sr. Unsec. Nts., 8/26/22[3]	6,570,000		6,422,175
BBVA US Senior SAU, 4.664% Sr. Unsec. Nts., 10/9/15	2,360,000		2,432,072
BNP Paribas SA, 7.195% Jr. Sub. Perpetual Bonds[3,14]	1,405,000		1,366,363
BPCE SA, 9% Jr. Sub. Perpetual Bonds[14]	1,785,000	EUR	2,422,178
CIT Group, Inc.:
4.25% Sr. Unsec. Nts., 8/15/17	1,455,000		1,467,731
5% Sr. Unsec. Nts., 8/15/22	9,725,000		9,695,319
Corp Group Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[3]	6,430,000		6,504,440
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds[3,14]	2,815,000		2,994,456
DTEK Finance plc, 7.875% Sr. Unsec. Nts., 4/4/18[3]	4,900,000		4,581,500
EUROFIMA, 6.25% Bonds, 12/28/18	3,325,000	AUD	3,281,683
European Investment Bank:
5% Sr. Unsec. Nts., 8/22/22	2,365,000	AUD	2,128,840
6% Sr. Unsec. Nts., 8/6/20	1,900,000	AUD	1,845,907
6.50% Sr. Unsec. Nts., 8/7/19	1,900,000	AUD	1,895,256
Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[3]	8,940,000		8,425,950
Hana Bank, 1.375% Sr. Unsec. Nts., 2/5/16[3]	1,889,130		1,852,547
ICICI Bank Ltd., 6.375% Bonds, 4/30/22[2,3]	4,030,000		3,868,800

31	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount		Value
Commercial Banks Continued
Intesa Sanpaolo SpA:
3.125% Unsec. Nts., 1/15/16	$1,900,000		$1,869,076
3.875% Unsec. Nts., 1/16/18	950,000		912,824
LBG Capital No. 1 plc, 11.04% Unsec. Sub. Nts., 3/19/20	1,872,000	GBP	3,187,767
LBG Capital No. 1 plc, 7.869% Sec. Sub. Nts., 8/25/20	940,000	GBP	1,458,295
Lloyds TSB Bank plc:
6% Sr. Sec. Nts., 2/8/29	1,455,000	GBP	2,709,496
11.875% Unsec. Sub. Nts., 12/16/21	2,375,000	EUR	3,753,966
Royal Bank of Scotland NV:
3.57% Unsec. Sub. Nts., 5/17/18[2]	950,000	AUD	775,931
3.57% Unsec. Sub. Nts., 5/17/18[2]	1,035,000	AUD	845,356
Royal Bank of Scotland plc (The):
2.375% Sr. Unsec. Sub. Nts., 11/2/15	290,000	CHF	304,909
13.125% Unsec. Sub. Nts., 3/19/22	1,225,000	AUD	1,316,586
Sberbank of Russia Via SB Capital SA:
5.125% Sub. Nts., 10/29/22[3]	13,935,000		13,133,738
5.40% Sr. Unsec. Nts., 3/24/17	4,825,000		5,066,250
6.125% Sr. Nts., 2/7/22[3]	16,345,000		17,100,139
Stadshypotek AB, 6% Sec. Unsub. Bonds, 6/21/17	17,935,000	SEK	3,059,097
Turkiye Halk Bankasi AS, 4.875% Sr. Unsec. Nts., 7/19/17[3]	8,870,000		8,914,350
Turkiye Is Bankasi AS:
3.875% Sr. Unsec. Nts., 11/7/17[3]	3,645,000		3,572,100
4.916% Unsec. Nts., 8/12/13[10]	23,000,000	TRY	11,832,234
5.097% Unsec. Nts., 11/6/13[10]	46,400,000	TRY	23,429,269
6% Sub. Nts., 10/24/22[3]	6,370,000		6,258,525
7.293% Unsec. Nts., 10/9/13[10]	13,515,000	TRY	6,876,729
Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[3]	2,605,000		2,383,575
Turkiye Vakiflar Bankasi Tao, 3.75% Sr. Unsec. Nts., 4/15/18[3]	8,230,000		7,777,350
VTB Bank OJSC Via VTB Capital SA, 6% Sr. Unsec. Nts., 4/12/17[3]	2,025,000		2,111,063
VTB Capital SA:
6.315% Nts., 2/22/18[3]	3,990,000		4,169,550
6.465% Sr. Sec. Unsub. Nts., 3/4/15[3]	3,970,000		4,185,174
6.875% Sr. Sec. Nts., 5/29/18[3]	6,565,000		6,975,313
Yapi ve Kredi Bankasi AS:
5.50% Unsec. Sub. Nts., 12/6/22[3]	9,200,000		8,418,000
6.75% Sr. Unsec. Nts., 2/8/17[3]	7,260,000		7,632,075

			334,292,617
Consumer Finance—0.6%
Ahern Rentals, Inc., 9.50% Sr. Sec. Nts., 6/15/18[3]	5,195,000		5,201,494
Ally Financial, Inc., 7.50% Sr. Unsec. Unsub. Nts., 9/15/20	4,995,000		5,775,469
Cash America International, Inc., 5.75% Sr. Unsec. Nts., 5/15/18[3]	11,150,000		10,704,000
Community Choice Financial, Inc., 10.75% Sr. Sec. Nts., 5/1/19	4,640,000		4,466,000
JSC Astana Finance, 9.16% Nts., 3/14/12[7]	27,100,000		1,761,500

32	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount		Value
Consumer Finance Continued
Milestone Aviation Group LLC, 8.625% Sr. Unsec. Nts., 12/15/17[3]	$5,915,000		$6,166,388
SLM Corp., 7.25% Sr. Unsec. Unsub. Nts., 1/25/22	5,785,000		6,103,175
Speedy Cash, Inc., 10.75% Sr. Sec. Nts., 5/15/18[3]	7,105,000		7,460,250
TMX Finance LLC/TitleMax Finance Corp., 13.25% Sr. Sec. Nts., 7/15/15	4,285,000		4,617,088

			52,255,364
Diversified Financial Services—1.0%
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 4/15/24[3]	9,238,368		8,973,226
Banco BTG Pactual SA (Cayman):
4% Sr. Unsec. Nts., 1/16/20[3]	10,360,000		8,935,500
5.75% Unsec. Sub. Nts., 9/28/22[3]	8,740,000		7,581,950
Banco Invex SA, 31.938% Mtg.-Backed Certificates, Series 062U, 3/13/34[7,13]	17,961,653	MXN	917,443
Citigroup, Inc., 5.35% Jr. Sub. Perpetual Bonds, Series D14	5,805,000		5,466,580
Export Credit Bank of Turkey, 5.875% Sr. Unsec. Nts., 4/24/19[3]	20,215,000		20,871,988
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.375% Sr. Unsec. Nts., 4/1/20[3]	6,700,000		6,532,500
Jefferies LoanCore LLC/JLC Finance Corp., 6.875% Sr. Unsec. Nts., 6/1/20[3]	5,940,000		5,791,500
JPMorgan Hipotecaria su Casita:
8.432% Sec. Nts., 8/26/35[1,13]	20,232,960	MXN	128,042
30.21% Mtg.-Backed Certificates, Series 06U, 9/25/35[13]	6,024,249	MXN	785,493
Korea Development Bank (The), 1.50% Sr. Unsec. Nts., 1/22/18	2,085,000		1,947,792
Magyar Export-Import Bank RT, 5.50% Sr. Unsec. Nts., 2/12/18[3]	4,735,000		4,758,675
Rabobank Capital Funding Trust IV, 5.556% Perpetual Bonds[3,14]	755,000	GBP	1,094,330
Spencer Spirit Holdings, Inc., 9% Sr. Unsec. Nts., 5/1/18[3,6]	5,950,000		5,831,000
Stanbic IBTC Holding Co., 12.468% Nts., 9/24/13[10]	538,000,000	NGN	3,194,303

			82,810,322
Insurance—0.1%
Assicurazioni Generali SpA, 7.75% Unsec. Sub. Nts., 12/12/42	190,000	EUR	263,387
AXA SA, 6.379% Sub. Perpetual Bonds[3,14]	1,875,000		1,832,813
Patriot Merger Corp., 9% Sr. Unsec. Nts., 7/15/21[3,5]	2,960,000		2,908,200
Swiss Reinsurance Co. via ELM BV:
3.96% Jr. Sub. Perpetual Bonds[2,14]	470,000	AUD	397,357
7.635% Jr. Sub. Perpetual Bonds[14]	190,000	AUD	178,599

			5,580,356
Real Estate Investment Trusts (REITs)—0.4%
FelCor Escrow Holdings LLC, 6.75% Sr. Sec. Nts., 6/1/19	6,025,000		6,326,250
Felcor Lodging LP, 5.625% Sr. Sec. Nts., 3/1/23	5,720,000		5,577,000
Geo Group, Inc. (The), 5.125% Sr. Unsec. Nts., 4/1/23[3]	5,725,000		5,481,688
iStar Financial, Inc., 4.875% Sr. Unsec. Unsub. Nts., 7/1/18	3,715,000		3,501,388
OMEGA Healthcare Investors, Inc., 6.75% Sr. Unsec. Nts., 10/15/22	7,850,000		8,399,500

33	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount	Value
Real Estate Investment Trusts (REITs) Continued
RHP Hotel Properties LP/RHP Finance Corp., 5% Sr. Unsec. Nts., 4/15/21[3]	$5,735,000	$5,591,625

		34,877,451
Real Estate Management & Development—0.3%
BR Malls International Finance Ltd., 8.50% Perpetual Bonds[3,14]	4,225,000	4,240,844
Country Garden Holdings Co. Ltd., 7.50% Sr. Unsec. Unsub. Nts., 12/31/23[3]	4,130,000	3,799,600
Realogy Corp.:
7.625% Sr. Sec. Nts., 1/15/20[3]	9,400,000	10,222,500
9% Sr. Sec. Nts., 1/15/20[3]	4,810,000	5,387,200

		23,650,144
Health Care—1.4%
Biotechnology—0.1%
Grifols SA, 8.25% Sr. Sec. Nts., 2/1/18	3,760,000	4,060,800
Universal Hospital Services, Inc., 7.625% Sr. Sec. Nts, 8/15/20	6,350,000	6,667,500

		10,728,300
Health Care Equipment & Supplies—0.3%
Accellent, Inc., 10% Sr. Unsec. Sub. Nts., 11/1/17	3,450,000	3,191,250
Alere, Inc.:
7.25% Sr. Unsec. Nts., 7/1/18[3]	4,585,000	4,883,025
8.625% Sr. Unsec. Sub. Nts., 10/1/18	604,907	641,201
Biomet, Inc.:
6.50% Sr. Unsec. Sub. Nts., 10/1/20[3]	2,235,000	2,195,888
6.50% Sr. Unsec. Unsub. Nts., 8/1/20	7,640,000	7,912,175
Hologic, Inc., 6.25% Sr. Unsec. Unsub. Nts., 8/1/20	665,000	692,847
Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	6,685,000	7,219,800

		26,736,186
Health Care Providers & Services—0.9%
Acadia Healthcare Co., Inc., 6.125% Sr. Unsec. Nts., 3/15/21[3]	1,560,000	1,567,800
CDRT Holding Corp., 9.25% Sr. Unsec. Nts., 10/1/17[3,6]	3,125,000	3,179,688
CHS/Community Health Systems, Inc., 7.125% Sr. Unsec. Unsub. Nts., 7/15/20	7,940,000	8,198,050
DaVita HealthCare Partners, Inc., 5.75% Sr. Unsec. Unsub. Nts., 8/15/22	3,205,000	3,213,013
Fresenius Medical Care US Finance II, Inc.:
5.625% Sr. Unsec. Nts., 7/31/19[3]	2,980,000	3,114,100
5.875% Sr. Unsec. Nts., 1/31/22[3]	1,490,000	1,575,675
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Unsub. Nts., 9/1/18	5,730,000	5,930,550
HCA, Inc., 7.50% Sr. Unsec. Unsub. Nts., 2/15/22	8,910,000	9,890,100
Health Management Associates, Inc., 7.375% Sr. Unsec. Nts., 1/15/20	3,045,000	3,353,306
HealthSouth Corp.:
7.75% Sr. Unsec. Nts., 9/15/22	2,975,000	3,183,250
8.125% Sr. Unsec. Unsub. Nts., 2/15/20	2,081,000	2,263,088
Kindred Healthcare, Inc., 8.25% Sr. Unsec. Nts., 6/1/19	10,540,000	10,856,200
Multiplan, Inc., 9.875% Sr. Nts., 9/1/18[3]	4,240,000	4,632,200

34	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount	Value
Health Care Providers & Services Continued
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21[3]	$3,715,000	$3,547,825
Tenet Healthcare Corp., 4.75% Sr. Sec. Nts., 6/1/20[3]	1,560,000	1,507,350
US Oncology, Inc., Escrow Shares (related to 9.125% Sr. Sec. Nts., 8/15/17)[7]	8,495,000	339,800
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8% Sr. Nts., 2/1/18	7,295,000	7,769,175

		74,121,170
Health Care Technology—0.0%
MedAssets, Inc., 8% Sr. Unsec. Nts., 11/15/18	1,175,000	1,251,375
Life Sciences Tools & Services—0.0%
Jaguar Holding Co./Jaguar Merger Sub, Inc., 9.50% Sr. Unsec. Nts., 12/1/19[3]	3,730,000	4,140,300
Pharmaceuticals—0.1%
Valeant Pharmaceuticals International, Inc., 6.875% Sr. Unsec. Nts., 12/1/18[3]	2,915,000	3,002,450
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75% Sr. Unsec. Nts., 9/15/18	3,740,000	4,057,900

		7,060,350
Industrials—4.9%
Aerospace & Defense—1.3%
BE Aerospace, Inc., 6.875% Sr. Nts., 10/1/20	4,026,000	4,368,210
DigitalGlobe, Inc., 5.25% Sr. Unsec. Unsub. Nts., 2/1/21[3]	2,980,000	2,875,700
DynCorp International, Inc., 10.375% Sr. Unsec. Nts., 7/1/17	17,005,000	17,175,050
Embraer SA, 5.15% Sr. Unsec. Unsub. Nts., 6/15/22	6,630,000	6,663,150
Erickson Air-Crane, Inc., 8.25% Sr. Sec. Nts., 5/1/20[3]	11,530,000	11,256,163
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sr. Sec. Nts., 5/1/20[3]	9,370,000	9,744,800
GenCorp, Inc., 7.125% Sec. Nts., 3/15/21[3]	11,560,000	12,022,400
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	8,420,000	9,093,600
Kratos Defense & Security Solutions, Inc., 10% Sr. Sec. Nts., 6/1/17	5,208,000	5,598,600
Schaeffler Finance BV, 8.50% Sr. Sec. Nts., 2/15/19[3]	6,920,000	7,750,400
TransDigm, Inc., 7.75% Sr. Unsec. Sub. Nts., 12/15/18	12,130,000	12,827,475
Triumph Group, Inc., 8.625% Sr. Unsec. Nts., 7/15/18	12,170,000	13,204,450

		112,579,998
Air Freight & Logistics—0.2%
Air Medical Group Holdings, Inc., 9.25% Sr. Sec. Nts., 11/1/18	5,067,000	5,497,695
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[3]	9,365,000	9,786,425

		15,284,120
Airlines—0.1%
American Airlines 2011-2 Class A Pass-Through Trust, 8.625% Sec. Certificates, 4/15/23	4,786,528	5,085,686
Emirates Airline, 4.50% Sr. Unsec. Nts., 2/28/25[3]	1,140,000	1,049,028

35	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount		Value
Airlines Continued
US Airways 2011-1 Class A Pass-Through Trust, 7.125% Sec. Certificates, 10/22/23	$4,485,215		$5,068,293

			11,203,007
Building Products—0.3%
Nortek, Inc.:
8.50% Sr. Unsec. Nts., 4/15/21[3]	7,140,000		7,604,100
8.50% Sr. Unsec. Nts., 4/15/21	1,325,000		1,424,375
Ply Gem Industries, Inc.:
8.25% Sr. Sec. Nts., 2/15/18	6,230,000		6,666,100
9.375% Sr. Unsec. Nts., 4/15/17	6,273,000		6,665,063

			22,359,638
Commercial Services & Supplies—0.7%
Affinion Group Holdings, Inc., 11.625% Sr. Unsec. Nts., 11/15/15	5,705,000		2,881,025
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	18,245,000		13,866,200
Cenveo Corp., 8.875% Sec. Nts., 2/1/18	4,620,000		4,481,400
First Data Corp., 6.75% Sr. Sec. Nts., 11/1/20[3]	10,975,000		11,221,938
R.R. Donnelley & Sons Co., 7.875% Sr. Unsec. Unsub. Nts., 3/15/21	8,475,000		8,686,875
STHI Holding Corp., 8% Sec. Nts., 3/15/18[3]	3,755,000		4,074,175
Tervita Corp., 8% Sr. Sec. Nts., 11/15/18[3]	4,475,000		4,505,766
West Corp., 8.625% Sr. Unsec. Nts., 10/1/18	8,430,000		9,051,713

			58,769,092
Construction & Engineering—0.3%
Andrade Gutierrez International SA, 4% Sr. Unsec. Nts., 4/30/18[3]	3,255,000		3,067,838
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24[1]	13,419,163		15,834,612
OAS Investments GmbH, 8.25% Sr. Nts., 10/19/19[3]	3,590,000		3,545,125
Odebrecht Finance Ltd.:
4.375% Sr. Unsec. Nts., 4/25/25[3]	1,120,000		1,005,200
8.25% Sr. Unsec. Nts., 4/25/18[3]	4,555,000	BRR	1,796,503

			25,249,278
Electrical Equipment—0.1%
Belden, Inc., 5.50% Sr. Unsec. Sub. Nts., 9/1/22[3]	5,300,000		5,233,750
General Cable Corp., 5.75% Sr. Unsec. Unsub. Nts., 10/1/22[3]	5,440,000		5,412,800

			10,646,550
Industrial Conglomerates—0.1%
GE Capital Australia Funding Pty Ltd., 7% Bonds, 10/8/15	2,230,000	AUD	2,176,913
KOC Holding AS, 3.50% Sr. Unsec. Nts., 4/24/20[3]	7,675,000		6,715,625

			8,892,538
Machinery—0.8%
Actuant Corp., 5.625% Sr. Unsec. Unsub. Nts., 6/15/22	5,730,000		5,830,275
ArvinMeritor, Inc., 10.625% Sr. Unsec. Nts., 3/15/18	3,992,000		4,341,300
Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[3]	7,755,000		8,162,138
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16	2,540,000		2,717,800
Manitowoc Co., Inc. (The), 8.50% Sr. Unsec. Nts., 11/1/20	12,605,000		13,802,475
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	3,425,000		3,382,188

36	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount		Value
Machinery Continued
Terex Corp., 6% Sr. Unsec. Nts., 5/15/21	$11,050,000		$11,077,625
Thermadyne Holdings Corp., 9% Sr. Sec. Nts., 12/15/17	9,300,000		10,067,250
Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18	5,745,000		5,802,450

			65,183,501
Marine—0.0%
Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875% Sr. Sec. Nts., 11/1/17	2,750,000		2,860,000
Professional Services—0.2%
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15[3]	4,708,000		4,260,740
FTI Consulting, Inc., 6% Sr. Unsec. Unsub. Nts., 11/15/22[3]	9,245,000		9,406,788

			13,667,528
Road & Rail—0.3%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.50% Sr. Unsec. Nts., 4/1/23[3]	5,950,000		5,771,500
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18[3]	5,360,000		5,601,200
Rede Ferroviaria Nacional REFER EPE, 4% Sr. Unsec. Unsub. Nts., 3/16/15	1,915,000	EUR	2,430,330
Ukraine Railways via Shortline plc, 9.50% Unsec. Nts., 5/21/18[3]	4,710,000		4,274,325
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[3]	18,908,000		12,573,820

			30,651,175
Trading Companies & Distributors—0.5%
Air Lease Corp., 4.75% Sr. Unsec. Unsub. Nts., 3/1/20	7,840,000		7,604,800
HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20[3]	11,630,000		11,804,450
International Lease Finance Corp.:
3.875% Sr. Unsec. Unsub. Nts., 4/15/18	4,470,000		4,210,181
4.625% Sr. Unsec. Unsub. Nts., 4/15/21	2,980,000		2,747,188
8.75% Sr. Unsec. Unsub. Nts., 3/15/17	6,613,000		7,398,294
United Rentals North America, Inc., 7.375% Sr. Unsec. Nts., 5/15/20	6,240,000		6,692,400

			40,457,313
Information Technology—1.3%
Communications Equipment—0.1%
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[3]	5,025,000		4,560,188
ViaSat, Inc., 6.875% Sr. Unsec. Unsub. Nts., 6/15/20	4,298,000		4,555,880

			9,116,068
Computers & Peripherals—0.1%
Seagate HDD (Cayman), 7% Sr. Unsec. Nts., 11/1/21	5,655,000		6,079,125
Electronic Equipment, Instruments & Components—0.0%
Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19	3,575,000		3,718,000
Internet Software & Services—0.3%
EarthLink, Inc., 7.375% Sr. Sec. Nts., 6/1/20[3]	11,145,000		10,754,925
Equinix, Inc., 4.875% Sr. Unsec. Nts., 4/1/20	5,730,000		5,644,050
IAC/InterActiveCorp, 4.75% Sr. Unsec. Nts., 12/15/22[3]	5,740,000		5,453,000
VeriSign, Inc., 4.625% Sr. Unsec. Nts., 5/1/23[3]	2,980,000		2,905,500

			24,757,475

37	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount	Value
IT Services—0.5%
Ceridian Corp., 11.25% Sr. Unsec. Nts., 11/15/15	$5,930,000	$6,041,188
First Data Corp.:
8.25% Sec. Nts., 1/15/21[3]	5,590,000	5,729,750
10.625% Sr. Unsec. Nts., 6/15/21[3]	7,450,000	7,394,125
12.625% Sr. Unsec. Nts., 1/15/21	5,166,000	5,488,875
iPayment, Inc., 10.25% Sr. Unsec. Nts., 5/15/18	15,720,000	12,969,000
WEX, Inc., 4.75% Sr. Unsec. Nts., 2/1/23[3]	7,455,000	7,082,250

		44,705,188
Semiconductors & Semiconductor Equipment—0.2%
Freescale Semiconductor, Inc.:
9.25% Sr. Sec. Nts., 4/15/18[3]	9,975,000	10,797,938
10.75% Sr. Unsec. Nts., 8/1/20	7,099,000	7,844,395

		18,642,333
Software—0.1%
Infor US, Inc., 9.375% Sr. Unsec. Nts., 4/1/19	1,795,000	1,954,306
SunGard Data Systems, Inc., 7.625% Sr. Unsec. Nts., 11/15/20	4,110,000	4,377,150

		6,331,456
Materials—3.1%
Chemicals—0.8%
ADS Waste Holdings, Inc., 8.25% Sr. Nts., 10/1/20[3]	1,425,000	1,460,625
Alphabet Holding Co., Inc., 7.75% Sr. Unsec. Unsub. Nts., 11/1/17[6]	2,215,000	2,281,450
Braskem Finance Ltd.:
5.375% Sr. Unsec. Nts., 5/2/22[3]	4,975,000	4,751,125
5.75% Sr. Unsec. Nts., 4/15/21[3]	3,165,000	3,101,700
Eagle Spinco, Inc., 4.625% Sr. Unsec. Nts., 2/15/21[3]	4,475,000	4,312,781
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18	4,775,000	4,894,375
Hexion US Finance Corp., 6.625% Sr. Sec. Nts., 4/15/20[3]	3,125,000	3,132,813
Huntsman International LLC, 4.875% Sr. Unsec. Unsub. Nts., 11/15/20	4,610,000	4,575,425
Ineos Finance plc, 8.375% Sr. Sec. Bonds, 2/15/19[3]	7,170,000	7,860,113
INEOS Group Holdings SA, 6.125% Sr. Unsec. Nts., 8/15/18[3]	3,720,000	3,561,900
Mexichem SAB de CV, 4.875% Sr. Unsec. Nts., 9/19/22[3]	7,945,000	8,004,588
Momentive Performance Materials, Inc., 8.875% Sr. Sec. Nts., 10/15/20	5,035,000	5,286,750
PetroLogistics LP/PetroLogistics Finance Corp., 6.25% Sr. Unsec. Nts., 4/1/20[3]	1,490,000	1,467,650
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23[3]	1,490,000	1,475,100
PQ Corp., 8.75% Sr. Sec. Nts., 5/1/18[3]	5,715,000	5,886,450
Sun Products Corp. (The), 7.75% Sr. Unsec. Nts., 3/15/21[3]	5,725,000	5,710,688
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75% Sr. Sec. Nts., 2/1/19[3]	5,785,000	5,553,600

		73,317,133
Construction Materials—0.4%
Building Materials Corp. of America, 6.75% Sr. Nts., 5/1/21[3]	5,765,000	6,139,725

38	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount	Value
Construction Materials Continued
CEMEX Espana Luxembourg, 9.875% Sr. Sec. Nts., 4/30/19[3]	$9,890,000	$10,730,650
CEMEX Espana SA, 9.25% Sr. Sec. Nts., 5/12/20[3]	6,780,000	7,186,800
CEMEX Finance LLC, 9.375% Sr. Sec. Nts., 10/12/22[3]	8,700,000	9,526,500

		33,583,675
Containers & Packaging—0.5%
Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., 7% Sr. Unsec. Nts., 11/15/20[3]	7,865,000	7,599,556
Berry Plastics Corp., 9.75% Sec. Nts., 1/15/21	5,895,000	6,690,825
Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20[1]	2,160,000	2,278,800
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23[3]	10,075,000	9,546,063
Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19	5,295,000	5,533,275
Sealed Air Corp.:
5.25% Sr. Unsec. Nts., 4/1/23[3]	5,770,000	5,625,750
6.50% Sr. Unsec. Nts., 12/1/20[3]	5,145,000	5,453,700

		42,727,969
Metals & Mining—1.2%
Aleris International, Inc.:
7.625% Sr. Unsec. Nts., 2/15/18	8,680,000	9,081,450
7.875% Sr. Unsec. Unsub. Nts., 11/1/20	9,150,000	9,424,500
Alrosa Finance SA, 7.75% Nts., 11/3/20[3]	15,600,000	16,770,000
Consolidated Minerals Ltd., 8.875% Sr. Sec. Nts., 5/1/16[3]	4,650,000	4,533,750
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19[3]	5,205,000	5,283,075
CSN Resources SA, 6.50% Sr. Unsec. Unsub. Nts., 7/21/20[3]	4,515,000	4,419,056
Evraz Group SA, 6.50% Sr. Unsec. Nts., 4/22/20[3]	6,505,000	5,870,763
Ferrexpo Finance plc, 7.875% Sr. Unsec. Bonds, 4/7/16[3]	7,435,000	6,898,713
Gerdau Trade, Inc., 4.75% Sr. Unsec. Nts., 4/15/23[3]	7,810,000	7,224,250
JMC Steel Group, Inc., 8.25% Sr. Unsec. Nts., 3/15/18[3]	740,000	727,050
Korea Resources Corp., 2.125% Sr. Unsec. Nts., 5/2/18[3]	2,345,000	2,216,553
Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[3]	4,875,000	4,485,000
Mexico Generadora de Energia S de RL, 5.50% Sr. Sec. Nts., 12/6/32[3]	5,155,000	4,858,588
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	2,235,000	2,408,213
OJSC Novolipetsk Steel via Steel Funding Ltd., 4.45% Unsec. Nts., 2/19/18[3]	4,590,000	4,291,650
Samarco Mineracao SA, 4.125% Sr. Unsec. Nts., 11/1/22[3]	4,855,000	4,357,363
Severstal OAO Via Steel Capital SA, 4.45% Sr. Unsec. Nts., 3/19/18[3]	3,250,000	3,087,500
Walter Energy, Inc., 9.875% Sr. Unsec. Unsub. Nts., 12/15/20[3]	5,080,000	4,445,000

		100,382,474
Paper & Forest Products—0.2%
Catalyst Paper Corp., 11% Sr. Sec. Nts., 10/30/17[6,15]	13,074,634	9,413,736
NewPage Corp., 11.375% Sr. Sec. Nts., 12/31/14[7]	12,640,364	4,434,872

39	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount		Value
Paper & Forest Products Continued
Norske Skogindustrier ASA, 6.125% Unsec. Bonds, 10/15/15[3]	$4,840,000		$3,400,100

			17,248,708
Telecommunication Services—3.5%
Diversified Telecommunication Services—1.8%
Brasil Telecom SA, 9.75% Sr. Unsec. Nts., 9/15/16[3]	11,210,000	BRR	4,672,194
Cequel Communications Escrow 1 LLC/Cequel Escrow Capital Corp., 6.375% Sr. Nts., 9/15/20[3]	21,685,000		22,172,913
Cincinnati Bell, Inc.:
8.375% Sr. Unsec. Unsub. Nts., 10/15/20	2,235,000		2,313,225
8.75% Sr. Unsec. Sub. Nts., 3/15/18	2,645,000		2,661,531
Colombia Telecomunicaciones SA ESP, 5.375% Sr. Unsec. Nts., 9/27/22[3]	2,185,000		2,070,288
Fairpoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[3]	18,620,000		18,526,900
Frontier Communications Corp., 7.625% Sr. Unsec. Unsub. Nts., 4/15/24	5,730,000		5,772,975
Intelsat Jackson Holdings SA:
5.50% Sr. Unsec. Nts., 8/1/23[3]	3,710,000		3,505,950
7.25% Sr. Unsec. Nts., 10/15/20	5,205,000		5,491,275
Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21[3]	7,445,000		7,714,881
Level 3 Communications, Inc., 8.875% Sr. Unsec. Unsub. Nts., 6/1/19	7,685,000		8,021,219
Level 3 Financing, Inc., 9.375% Sr. Unsec. Unsub. Nts., 4/1/19	3,405,000		3,694,425
MetroPCS Wireless, Inc.:
6.25% Sr. Unsec. Unsub. Nts., 4/1/21[3]	5,735,000		5,856,869
6.625% Sr. Unsec. Nts., 11/15/20	9,170,000		9,548,263
6.625% Sr. Unsec. Nts., 4/1/23[3]	5,730,000		5,851,763
Qtel International Finance Ltd., 3.875% Sr. Unsec. Nts., 1/31/28[3]	2,680,000		2,358,400
Telecom Italia SpA, 7.75% Unsec. Sub. Nts., 3/20/73	470,000	EUR	604,364
Telefonica Chile SA, 3.875% Sr. Unsec. Nts., 10/12/22[3]	7,540,000		6,919,337
Telemar Norte Leste SA, 5.50% Sr. Unsec. Nts., 10/23/20[3]	21,225,000		19,845,375
Wind Acquisition Finance SA, 7.25% Sr. Sec. Nts., 2/15/18[3]	9,355,000		9,471,938
Windstream Corp., 6.375% Sr. Unsec. Nts., 8/1/23	3,725,000		3,501,500

			150,575,585
Wireless Telecommunication Services—1.7%
America Movil SAB de CV:
6.45% Sr. Unsec. Nts., 12/5/22	146,450,000	MXN	11,002,277
8.46% Sr. Unsec. Unsub. Bonds, 12/18/36	42,300,000	MXN	3,251,156
Cricket Communications, Inc., 7.75% Sr. Unsec. Nts., 10/15/20	7,695,000		7,425,675
Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[3]	2,605,000		2,709,200
Digicel Ltd., 6% Sr. Unsec. Nts., 4/15/21[3]	5,070,000		4,803,825
Leap Wireless International, Inc., 4.50% Cv. Sr. Unsec. Nts., 7/15/14	4,980,000		5,020,463
Millicom International Cellular SA, 4.75% Sr. Unsec. Nts., 5/22/20[3]	3,255,000		3,101,234
MTS International Funding Ltd.:
5% Sr. Unsec. Nts., 5/30/23[3]	4,890,000		4,706,625

40	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount		Value
Wireless Telecommunication Services Continued
8.625% Sr. Unsec. Nts., 6/22/20[3]	$8,055,000		$9,504,900
SBA Telecommunications, Inc., 5.75% Sr. Unsec. Unsub. Nts., 7/15/20[3]	2,880,000		2,898,000
Sprint Capital Corp., 6.875% Sr. Unsec. Nts., 11/15/28	10,850,000		10,470,250
Sprint Nextel Corp., 9% Sr. Unsec. Nts., 11/15/18[3]	4,305,000		5,047,613
Vimpel Communications, Inc.:
8.85% Sr. Unsec. Nts., 3/8/22[2]	78,800,000	RUR	2,435,025
8.85% Sr. Unsec. Nts., 3/8/22[2]	78,800,000	RUR	2,435,025
Vimpel Communications/VIP Finance Ireland Ltd. OJSC:
7.748% Sec. Nts., 2/2/21[3]	8,055,000		8,608,781
9.125% Sr. Unsec. Nts., 4/30/18[3]	16,860,000		19,262,550
VimpelCom, 7.504% Sr. Unsec. Unsub. Nts., 3/1/22[3]	18,580,000		19,276,750
VimpelCom Holdings BV:
5.95% Sr. Unsec. Unsub. Nts., 2/13/23[3]	14,810,000		13,921,400
9% Sr. Unsec. Nts., 2/13/18	228,000,000	RUR	6,870,516
Wind Acquisition Finance SA, 11.75% Sr. Sec. Nts., 7/15/17[3]	3,270,000		3,417,150

			146,168,415
Utilities—2.3%
Electric Utilities—1.2%
Dubai Electricity & Water Authority, 7.375% Sr. Unsec. Unsub. Nts., 10/21/20[3]	6,865,000		7,723,125
Electricite de France SA, 5.25% Jr. Sub. Perpetual Bonds[2,3,14]	3,290,000		3,151,047
Empresas Publicas de Medellin ESP, 8.375% Sr. Unsec. Unsub. Nts., 2/1/21[3]	9,240,000,000	COP	5,156,881
Eskom Holdings Ltd.:
7.85% Sr. Unsec. Unsub. Nts., Series ES26, 4/2/26	130,000,000	ZAR	12,564,249
10% Nts., Series ES23, 1/25/23	162,000,000	ZAR	18,637,379
Israel Electric Corp. Ltd.:
6.70% Sr. Unsec. Nts., 2/10/17[3]	7,000,000		7,388,934
7.25% Nts., 1/15/19[3]	27,830,000		29,661,464
9.375% Sr. Sec. Nts., 1/28/20[3]	2,395,000		2,828,600
National Power Corp., 5.875% Unsec. Unsub. Bonds, 12/19/16	421,000,000	PHP	10,762,076

			97,873,755
Energy Traders—0.7%
AES Corp. (The):
7.375% Sr. Unsec. Unsub. Nts., 7/1/21	3,745,000		4,128,863
8% Sr. Unsec. Unsub. Nts., 10/15/17	4,100,000		4,633,000
Calpine Corp.:
7.50% Sr. Sec. Nts., 2/15/21[3]	3,825,000		4,102,313
7.875% Sr. Sec. Nts., 1/15/23[3]	3,563,000		3,848,040
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20[3]	10,565,000		11,301,074
Dynegy, Inc., 5.875% Sr. Unsec. Nts., 6/1/23[3]	1,485,000		1,355,063
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.:
10% Sr. Sec. Nts., 12/1/20[3]	8,815,000		9,674,463
11.75% Sec. Nts., 3/1/22[3]	9,385,000		10,417,350

41	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount		Value
Energy Traders Continued
Foresight Energy LLC, 9.625% Sr. Unsec. Nts., 8/15/17[3]	$6,705,000		$7,073,775
NRG Energy, Inc., 6.625% Sr. Unsec. Nts., 3/15/23[3]	5,210,000		5,236,050
Perusahaan Listrik Negara PT, 5.25% Sr. Unsec. Nts., 10/24/42[3]	1,120,000		935,200

			62,705,191
Gas Utilities—0.3%
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75% Sr. Unsec. Nts., 5/20/20	11,290,000		11,741,600
Empresa de Energia de Bogota SA ESP, 6.125% Sr. Unsec. Unsub. Nts., 11/10/21[3]	6,560,000		6,822,400
Gas Natural de Lima y Callao SA, 4.375% Sr. Unsec. Nts., 4/1/23[3]	4,695,000		4,248,975
Transportadora de Gas Internacional SA ESP, 5.70% Sr. Unsec. Nts., 3/20/22[3]	3,565,000		3,698,688

			26,511,663
Multi-Utilities—0.1%
Abu Dhabi National Energy Co., 3.625% Sr. Unsec. Unsub. Nts., 1/12/23[3]	6,365,000		5,919,450
Veolia Environnement SA, 4.44% Unsec. Perpetual Bonds[2,14]	2,990,000	EUR	3,760,560

			9,680,010

Total Corporate Bonds and Notes (Cost $3,250,654,250)			3,134,088,790

	Shares
Preferred Stocks—0.1%
Ally Financial, Inc., 7% Cum., Series G, Non-Vtg. (Cost $10,930,603)	11,726		11,145,930
Common Stocks—0.2%
American Media Operations, Inc.[15,16]	801,816		9,220,884
Arco Capital Corp. Ltd.[1,15,16]	2,494,716		—
Catalyst Paper Corp.[15,16]	754,396		789,042
Global Aviation Holdings, Inc.[16]	7,700		—
Goldman Sachs Group, Inc. (The)	4,249		642,661
Nortek, Inc.[16]	86,282		5,559,101
Premier Holdings Ltd.[16]	1,088,661		—
Wallace Theater Holdings, Inc.[1,16]	6,170		61,885

Total Common Stocks (Cost $31,647,380)			16,273,573

	Units
Rights, Warrants and Certificates—0.0%
MediaNews Group, Inc. Wts., Strike Price $48.72, Exp. 3/19/17[16] (Cost $24,912,707)	88,579		—

42	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Principal Amount		Value
Structured Securities—1.0%
Citigroup Funding, Inc., Ghana (Republic of) Credit Linked Nts., 13.45%, 2/19/14[2,3]	2,465,000	GHS	$1,184,925
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24	5,392,000,000	COP	3,525,857
Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[7]	196,587,000	RUR	—
Credit Suisse First Boston, Inc., Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[7]	335,100,000	RUR	—
Deutsche Bank AG:
Coriolanus Ltd. Sec. Credit Linked Bonds, Series 128, 3.006%, 5/6/25[3,10]	4,314,472		2,769,296
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.061%, 5/6/25[3,10]	5,497,301		3,528,509
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.10%, 5/6/25[3,10]	4,746,039		3,046,303
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.134%, 5/6/25[3,10]	4,242,360		2,723,010
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.187%, 5/6/25[3,10]	5,282,082		3,390,369
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.238%, 5/6/25[3,10]	6,028,696		3,869,592
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.266%, 5/6/25[3,10]	4,816,222		3,091,351
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.338%, 5/6/25[3,10]	4,527,043		2,905,738
Coriolanus Ltd. Sec. Credit Linked Nts., 17.759%, 12/31/17[1,13]	36,050,000	BRR	21,229,166
Opic Reforma I Credit Linked Nts., Cl. 2A, 7.719%, 5/22/15[1,2]	1,803,555	MXN	130,909
Opic Reforma I Credit Linked Nts., Cl. 2B, 7.719%, 5/22/15[1,2]	3,155,364	MXN	229,028
Opic Reforma I Credit Linked Nts., Cl. 2C, 7.719%, 5/22/15[1,2]	47,575,229	MXN	3,453,187
Opic Reforma I Credit Linked Nts., Cl. 2D, 7.719%, 5/22/15[1,2]	3,467,217	MXN	251,664
Opic Reforma I Credit Linked Nts., Cl. 2E, 7.719%, 5/22/15[1,2]	2,518,999	MXN	182,838
Opic Reforma I Credit Linked Nts., Cl. 2F, 7.719%, 5/22/15[1,2]	1,608,758	MXN	116,770
Opic Reforma I Credit Linked Nts., Cl. 2G, 7.719%, 5/22/15[1,2]	296,268	MXN	21,504
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., Cl. B, 10%, 7/30/24[1]	14,950,000,000	COP	9,810,115
Goldman Sachs Group, Inc. (The), United Mexican States Credit Linked Nts., 9.05%, 2/8/37[1,10]	1,131,000,000	MXN	7,471,655
LB Peru Trust II Certificates, Series 1998-A, 243.736%, 2/28/16[7,10]	10,109,423		10,683,998
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	164,866,713	RUR	2,483,840

Total Structured Securities (Cost $108,805,563)			86,099,624

	Expiration Date	Strike Price	Contracts
Exchange-Traded Options Purchased—0.0%
U.S. Treasury Nts., 10 yr. Futures, 9/19/13 Call[16]	8/26/13	$130.500	3,114	389,250
U.S. Treasury Nts., 10 yr. Futures, 9/19/13 Call[16]	8/26/13	132.000	3,114	194,625
U.S. Treasury Nts., 10 yr. Futures, 9/19/13 Call[16]	8/26/13	132.000	3,114	145,969

Total Exchange-Traded Options Purchased (Cost $3,418,051)				729,844

43	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Expiration Date	Strike Price		Contracts	Value
Over-the-Counter Options Purchased—0.1%
Dual digital option with $373, 000 payout contingent on: British pound (GBP)/United States Dollar (USD) /Indian Rupee (INR) Spot rates at expire date[16]	8/28/13	Spot trades at or below: 1 GBP per 1.498USD Spot trades at or below: 1 USD per 54.06 INR		1	$922
Euro (EUR) Call[16]	9/18/13	1EUR per 1.360	USD	7,075,000	27,086
Euro (EUR) Put[16]	9/27/13	1EUR per 7.766	NOK	4,750,000	437
Indian Rupee (INR) Call[16]	4/16/14	1USD per 57.500	INR	460,200,000	49,978
Indian Rupee (INR) Call[16]	4/29/14	1USD per 57.500	INR	385,000,000	45,126
Indian Rupee (INR) Call[16]	5/12/14	1USD per 58.000	INR	387,900,000	57,801
iShares iBoxx High Yield Corporate Bond Exchange Traded Fund Call[16]	12/20/13	93.000		23,337	1,927,598
iShares iBoxx High Yield Corporate Bond Exchange Traded Fund Call[16]	12/20/13	92.000		7,782	863,802
iShares iBoxx High Yield Corporate Bond Exchange Traded Fund Call[16]	12/20/13	94.000		15,540	1,981,350
iShares iBoxx High Yield Corporate Bond Exchange Traded Fund Call[16]	12/20/13	94.000		15,535	863,427
Japanese Yen (JPY) Put[16]	5/22/15	1USD per 108.000	JPY	2,285,000,000	805,417
Mexican Nuevo Peso (MXN) Call[16]	9/18/13	1USD per 12.770	MXN	516,650,000	689,046
Mexican Nuevo Peso (MXN) Call[16]	9/18/13	1USD per 12.770	MXN	516,650,000	689,046
Mexican Nuevo Peso (MXN) Call[16]	9/23/13	1USD per 13.310	MXN	359,000,000	1,107,788
Mexican Nuevo Peso (MXN) Call[16]	9/23/13	1USD per 13.150	MXN	354,700,000	888,708

Total Over-the-Counter Options Purchased (Cost $12,713,845)					9,997,532

	Swaption Expiration Date	Notional Amounts
Over-the-Counter Credit Default Swaptions Purchased—0.0%
JPMorgan Chase Bank NA, Index Credit Default Swaption (European); Swap Terms: Paid: 1%; Received: Protection on iTraxx Europe Series 19 Version 1; Termination Date: 6/20/18[16]	7/18/13	11,825,000	EUR	56,635
JPMorgan Chase Bank NA, Index Credit Default Swaption (European); Swap Terms: Paid: 1%; Received: Protection on iTraxx Europe Series 19 Version 1; Termination Date: 6/20/18[16]	7/18/13	23,640,000	EUR	113,221
JPMorgan Chase Bank NA, Index Credit Default Swaption (European); Swap Terms: Paid: 5%; Received: Protection on CDX.NA.HY.20; Termination Date: 6/20/18[16]	12/19/13	2,370,000		72,878
JPMorgan Chase Bank NA, Index Credit Default Swaption (European); Swap Terms: Paid: 5%; Received: Protection on CDX.NA.HY.20; Termination Date: 6/20/18[16]	9/9/13	2,370,000		49,770

Total Over-the-Counter Credit Default Swaptions Purchased (Cost $241,656)				292,504

44	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Swaption Expiration Date	Notional Amount		Value
Over-the-Counter Interest Rate Swaptions Purchased—0.3%
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: 2.795%; Received: Three-Month USD BBA LIBOR; Termination Date: 7/30/23[16]	7/29/13	$72,000,000		$557,327
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: 2.9125%; Received: Three-Month USD BBA LIBOR; Termination Date: 8/29/23[16]	8/28/13	206,220,000		2,111,774
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month CAD BA CDOR; Received: 2.0825%; Termination Date: 10/8/23[16]	10/9/13	55,735,000	CAD	44
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.20%; Termination Date: 11/13/23[16]	11/8/13	9,365,000		6,797
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 2.1825%; Received: Three-Month USD BBA LIBOR; Termination Date: 11/20/23[16]	11/19/13	10,040,000		629,293
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 2.6725%; Received: Three-Month USD BBA LIBOR; Termination Date: 10/10/23[16]	10/9/13	55,735,000		1,461,628
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 3.40%; Received: Three-Month USD BBA LIBOR; Termination Date: 5/28/25[16]	5/27/15	18,805,000		937,230
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 3.48%; Received: Three-Month USD BBA LIBOR; Termination Date: 4/27/47[16]	4/26/17	18,080,000		2,765,651
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 3.537%; Received: Six-Month GBP BBA LIBOR; Termination Date: 1/25/46[16]	1/26/16	4,715,000	GBP	675,798
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 3.57%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/3/43[16]	9/3/13	7,095,000		153,553
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 3.99%; Received: Six-Month GBP BBA LIBOR; Termination Date: 5/30/33[16]	5/31/23	4,350,000	GBP	389,591
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received: 2.6175%; Termination Date: 6/20/21[16]	6/21/16	18,865,000	GBP	489,891
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.20%; Termination Date: 11/9/23[16]	11/8/13	37,140,000		27,169
Goldman Sachs Bank USA; Interest Rate Swaption (European); Swap Terms: Paid: 3.275%; Received: Six-Month GBP BBA LIBOR; Termination Date: 12/4/45[16]	12/7/15	4,755,000	GBP	862,920

45	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Swaption Expiration Date	Notional Amount	Value
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 2.88375%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/30/23[16]	9/27/13	$119,660,000		$1,892,090
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 2.9375%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/24/23[16]	9/23/13	149,215,000		1,976,519
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 3.32%; Received: Three-Month KRW CD KSDA; Termination Date: 1/5/23[16]	1/5/18	9,480,000,000	KRW	190,943
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 3.70%; Received: Three-Month USD BBA LIBOR; Termination Date: 2/21/44[16]	2/20/14	74,420,000		3,023,267
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 1.745%: Received: Three-Month USD BBA LIBOR; Termination Date: 8/29/18[16]	8/28/13	46,930,000		285,890
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 2.256%: Received: Three-Month USD BBA LIBOR; Termination Date: 11/19/23[16]	11/18/13	9,300,000		530,086
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 2.8825%: Received: Three-Month USD BBA LIBOR; Termination Date: 9/23/23[16]	9/20/13	44,995,000		669,612
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 2.885%: Received: Three-Month USD BBA LIBOR; Termination Date: 9/23/23[16]	9/20/13	37,495,000		554,821
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 3.5175%: Received: Three-Month USD BBA LIBOR; Termination Date: 9/16/43[16]	9/13/13	55,790,000		1,637,552
UBS AG, Interest Rate Swaption (European); Swap Terms: Paid: 3.27%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/3/43[16]	9/3/13	17,935,000		946,277
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: 3.2575%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/3/43[16]	9/3/13	4,730,000		257,420
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: Six-Month EUR EURIBOR; Received: 1.545%; Termination Date: 1/26/19[16]	1/25/17	39,455,000	EUR	240,084

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $22,007,979)				23,273,227

46	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Shares	Value
Investment Companies—7.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.11%[15,17]	75,022,649	$75,022,649
Oppenheimer Master Event-Linked Bond Fund, LLC[15]	13,184,532	171,920,341
Oppenheimer Master Loan Fund, LLC[15]	21,870,207	299,279,822
Oppenheimer Short Duration Fund, Cl. Y15	6,325,664	63,383,149

Total Investment Companies (Cost $601,367,679)		609,605,961

Total Investments, at Value (Cost $9,096,251,644)	102.6%	8,756,014,694
Liabilities in Excess of Other Assets	(2.6)	(225,160,723)

Net Assets	100.0%	$8,530,853,971

Footnotes to Statement of Investments

*	June 28, 2013 represents the last business day of the Fund’s reporting period. See accompanying Notes.

Principal amount, notional amount and strike price are reported in U.S. Dollars, except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
GHS	Ghana Cedi
HUF	Hungarian Forint
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NGN	Nigeria Naira
NOK	Norwegian Krone
PEN	Peruvian New Sol
PHP	Philippines Peso
PLZ	Polish Zloty
RSD	Serbian Dinar
RUR	Russian Ruble
SEK	Swedish Krona
THB	Thai Bhat
TRY	New Turkish Lira
ZAR	South African Rand

47	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

1.	Restricted security. The aggregate value of restricted securities as of June 28, 2013 was $159,187,584, which represents 1.87% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Ally Auto Receviables Trust, Automobile Receivables Nts., Series 2012-A, Cl. D, 3.15%, 10/15/18	6/8/12	$7,551,680	$7,719,418	$167,738
Arco Capital Corp. Ltd.	6/28/13	—	—	—
BCAP LLC Trust, Mtg. Pass-Through Certificates, Series 2012-RR6, Cl. 1A5, 2.379%, 11/1/36	6/14/12	768,045	790,571	22,526
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, 0%, 6/15/24	4/21/97	132,371	32,347	(100,024)
Citigroup Mortgage Loan Trust, Inc. 2012-8, Mtg. Pass-Through Certificates, Series 2012-8, Cl. 1A1, 2.674%, 10/1/35	8/1/12	3,736,292	3,880,935	144,643
Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20	6/28/12	2,160,000	2,278,800	118,800
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Nts., 17.759%, 12/31/17	9/19/07	16,635,035	21,229,166	4,594,131
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 7.719%, 5/22/15	5/21/08	173,895	130,909	(42,986)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 7.719%, 5/22/15	6/12/08	297,596	229,028	(68,568)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 7.719%, 5/22/15	6/18/08	4,615,780	3,453,187	(1,162,593)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 7.719%, 5/22/15	7/8/08	336,091	251,664	(84,427)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 7.719%, 5/22/15	7/15/08	244,584	182,838	(61,746)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 7.719%, 5/22/15	8/8/08	158,390	116,770	(41,620)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 7.719%, 5/22/15	8/22/08	28,080	21,504	(6,576)
DLJ Mortgage Acceptance Corp., Commercial Mtg. Obligations, Series 1997-CF2, Cl. B30C, 6.99%, 10/15/30	6/27/01	11,681,855	16,232,436	4,550,581
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., Cl. B, 10%, 7/30/24	9/12/12	10,519,328	9,810,115	(709,213)
Goldman Sachs Group, Inc. (The), United Mexican States Credit Linked Nts., 9.05%, 2/8/37	9/12/12	12,464,673	7,471,655	(4,993,018)
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. B, 2.165%, 8/15/22	11/6/07	18,895,803	19,162,500	266,697
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. C, 3.465%, 8/15/22	6/8/07	17,780,000	15,788,640	(1,991,360)
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. D, 5.465%, 8/15/22	6/8/07	17,780,000	15,646,400	(2,133,600)
Igloo Holdings Corp., 8.25% Sr. Unsec. Nts., 12/15/17	12/13/12- 12/14/12	10,316,425	10,481,791	165,366
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24	8/3/06- 7/30/08	14,068,443	15,834,612	1,766,169
JPMorgan Hipotecaria su Casita, 8.432% Sec. Nts., 8/26/35	3/21/07	1,834,690	128,042	(1,706,648)
Lehman Structured Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2002-GE1, Cl. A, 2.514%, 7/1/24	1/28/02	152,641	136,787	(15,854)
Madison Avenue CDO Ltd., Collateralized Debt Obligations, Series 2A, Cl. C1, 2.697%, 3/24/14	2/23/01	3,209,935	456	(3,209,479)
Morgan Stanley, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2012-R3, Cl. 1B, 2.379%, 11/1/36	10/24/12	6,597,919	7,643,367	1,045,448
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29	8/10/10	4,811,624	331,613	(4,480,011)
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08	3/6/98	14,317,825	—	(14,317,825)
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17	2/4/11- 4/14/11	139,944	140,148	204
Wallace Theater Holdings, Inc.	3/28/13	62	61,885	61,823

		$181,409,006	$159,187,584	$(22,221,422)

2.	Represents the current interest rate for a variable or increasing rate security.
3.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,188,578,790 or 25.65% of the Fund’s net assets as of June 28, 2013.

48	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

4.	This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.
5.	All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after June 28, 2013. See accompanying Notes.
6.	Interest or dividend is paid-in-kind, when applicable.
7.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.
8.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $29,856,878 or 0.35% of the Fund’s net assets as of June 28, 2013.
9.	The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.
10.	Zero coupon bond reflects effective yield on the date of purchase.
11.	All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $10,998,042. See accompanying Notes.
12.	All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $15,083,315. See accompanying Notes.
13.	Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.
14.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.
15.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 28, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares/Principal September 28, 2012[a]	Gross Additions		Gross Reductions		Shares/Principal June 28, 2013
American Media Operations, Inc.	801,816	—		—		801,816
Arco Capital Corp. Ltd.	2,494,716	—		2,494,716	[b]	—
Arco Capital Corp. Ltd.	—	2,494,716	[b]	—		2,494,716
Catalyst Paper Corp	754,474	—		78		754,396
Catalyst Paper Corp., 11% Sr. Sec. Nts., 10/30/17	13,074,634	—		—		13,074,634
Catalyst Paper Corp., 13% Sec. Nts., 12/15/16	3,328,703	—		3,328,703		—
Greektown Superholdings, Inc., Series A-1	11,417	—		11,417		—
Greektown Superholdings, Inc., Cv., Series A-1	90,979	—		90,979		—
Oppenheimer Core Bond Fund, Cl. Y	—	7,906,328		7,906,328		—
Oppenheimer Institutional Money Market Fund, Cl. E	76,611,744	2,222,951,967		2,224,541,062		75,022,649
Oppenheimer International Bond Fund, Cl. Y	—	3,343,516		3,343,516		—
Oppenheimer Master Event-Linked Bond Fund, LLC	14,040,336	—		855,804		13,184,532
Oppenheimer Master Loan Fund, LLC	86,834,596	6,265,387		71,229,776		21,870,207
Oppenheimer Short Duration Fund, Cl. Y	2,015,944	4,309,720		—		6,325,664

49	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Value	Income		Realized Gain (Loss)
American Media Operations, Inc.	$9,220,884	$—		$—
Arco Capital Corp. Ltd.	—	—		(33,553,930)
Arco Capital Corp. Ltd.	—	—		—
Catalyst Paper Corp	789,042	—		(74)
Catalyst Paper Corp., 11% Sr. Sec. Nts., 10/30/17	9,413,736	1,149,265		—
Catalyst Paper Corp., 13% Sec. Nts., 12/15/16	—	271,667		283,173
Greektown Superholdings, Inc., Series A-1	—	—		(7,436,697)
Greektown Superholdings, Inc., Cv., Series A-1	—	—		(777,512)
Oppenheimer Core Bond Fund, Cl. Y	—	53,676		5,156,791
Oppenheimer Institutional Money Market Fund, Cl. E	75,022,649	143,602		—
Oppenheimer International Bond Fund, Cl. Y	—	22,435		826,378
Oppenheimer Master Event-Linked Bond Fund, LLC	171,920,341	11,249,149	[c]	(368,133)[c]
Oppenheimer Master Loan Fund, LLC	299,279,822	42,631,787	[d]	16,389,199 [d]
Oppenheimer Short Duration Fund, Cl. Y	63,383,149	97,391		—

	$629,029,623	$55,618,972		$(19,480,805)

a.	September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See accompanying Notes.
b.	All or a portion is the result of a corporate action.
c.	Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.
d.	Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.
16.	Non-income producing security.
17.	Rate shown is the 7-day yield as of June 28, 2013.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$5,298,982,890	60.5%
Russia	529,844,101	6.0
Brazil	477,260,110	5.4
Mexico	418,366,973	4.8
Turkey	368,029,490	4.2
South Africa	153,688,258	1.8
Hungary	123,638,793	1.4
Japan	109,505,221	1.2
Venezuela	100,027,543	1.1
Peru	85,841,053	1.0
Germany	83,417,481	1.0
United Kingdom	76,588,721	0.9
Italy	62,369,323	0.7
Canada	59,965,089	0.7
Supranational	59,750,148	0.7
Thailand	59,256,186	0.7
Colombia	58,411,788	0.7
France	42,671,626	0.5
Nigeria	40,789,159	0.5
Israel	39,878,998	0.5
Ukraine	39,614,198	0.5
Poland	38,524,520	0.4
Malaysia	34,450,658	0.4
The Netherlands	34,119,602	0.4
Australia	33,362,128	0.4

50	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Geographic Holdings (Continued)	Value	Percent
Chile	$25,915,777	0.3%
Luxembourg	25,228,007	0.3
Croatia	22,037,356	0.3
Spain	21,015,535	0.2
Dominican Republic	17,786,701	0.2
Ivory Coast	17,662,988	0.2
Belgium	17,151,606	0.2
Portugal	17,055,107	0.2
Sri Lanka	16,776,925	0.2
United Arab Emirates	15,970,853	0.2
Angola	14,561,250	0.2
India	13,331,456	0.2
Serbia	11,180,874	0.1
Philippines	10,762,076	0.1
Korea, Republic of South	10,550,902	0.1
China	9,953,258	0.1
Jamaica	7,513,025	0.1
Kazakhstan	7,064,417	0.1
Tanzania	5,758,650	0.1
Rwanda	5,470,575	0.1
Denmark	4,435,061	0.1
Bolivia	4,005,625	0.0
Guatemala	3,957,375	0.0
Ireland	3,526,049	0.0
Norway	3,400,100	0.0
Sweden	3,059,097	0.0
Paraguay	2,749,500	0.0
Finland	2,514,445	0.0
Qatar	2,358,400	0.0
Switzerland	2,078,459	0.0
Indonesia	1,206,800	0.0
Ghana	1,184,925	0.0
European Union	437,463	0.0

Total	$8,756,014,694	100.0%

Forward Currency Exchange Contracts as of June 28, 2013 are as follows:

		Contract Amount		Expiration		Unrealized	Unrealized
Counterparty/Contract Description	Buy/Sell	(000’s)		Date	Value	Appreciation	Depreciation
Bank of America NA:
Brazilian Real (BRR)	Sell	29,920	BRR	1/3/14	$12,902,581	$80,712	$—
Colombian Peso (COP)	Buy	5,196,000	COP	9/26/13	2,679,686	30,018	—
Colombian Peso (COP)	Sell	12,477,000	COP	7/19/13	6,479,418	223,241	—
Hungarian Forint (HUF)	Buy	2,680,000	HUF	9/16/13	11,734,275	138,687	—
Japanese Yen (JPY)	Buy	5,435,000	JPY	11/29/13	54,856,504	902,258	—
Mexican Nuevo Peso (MXN)	Buy	285,400	MXN	8/16/13	21,930,230	581,537	—
Mexican Nuevo Peso (MXN)	Sell	983,890	MXN	9/19/13-12/19/13	75,036,175	1,902,032	—
New Turkish Lira (TRY)	Sell	6,440	TRY	9/3/13	3,304,140	90,926	—
Peruvian New Sol (PEN)	Buy	7,560	PEN	9/30/13	2,695,568	—	5,397
Peruvian New Sol (PEN)	Sell	55,170	PEN	10/29/13	19,630,123	1,195,375	—
Philippines Peso (PHP)	Sell	472,000	PHP	10/7/13	10,944,547	776,337	—
South African Rand (ZAR)	Buy	127,160	ZAR	7/5/13	12,854,230	402,404	—
South Korean Won (KRW)	Buy	4,031,000	KRW	7/5/13	3,528,483	7,806	—
South Korean Won (KRW)	Sell	9,424,000	KRW	7/5/13	8,249,176	—	18,249

						$6,331,333	$23,646

51	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Barclays Bank plc:
Brazilian Real (BRR)	Sell	51,830	BRR	1/3/14	22,350,962	501,771	—
Chilean Peso (CLP)	Buy	1,505,000	CLP	8/2/13	2,944,773	—	210,032
Euro (EUR)	Buy	20,985	EUR	11/29/13	27,335,428	80,510	104,174
Euro (EUR)	Sell	11,325	EUR	9/16/13-11/29/13	14,748,761	—	46,335
Hungarian Forint (HUF)	Buy	3,792,000	HUF	9/16/13	16,603,124	51,836	64,712
Japanese Yen (JPY)	Sell	19,361,000	JPY	8/30/13-11/29/13	195,265,121	50,809	3,552,281
New Turkish Lira (TRY)	Sell	12,630	TRY	7/29/13	6,518,400	137,726	—
South African Rand (ZAR)	Buy	136,760	ZAR	7/5/13	13,824,665	312,767	—
South African Rand (ZAR)	Sell	636,645	ZAR	10/7/13-11/15/13	63,156,057	4,514,745	184,942

						5,650,164	4,162,476
BNP Paribas
British Pound Sterling (GBP)	Sell	4,500	GBP	11/29/13	6,837,719	—	41,234
Citibank NA:
Australian Dollar (AUD)	Sell	35,700	AUD	11/29/13	32,297,555	1,661,178	—
British Pound Sterling (GBP)	Sell	565	GBP	11/29/13	858,514	10,459	—
Canadian Dollar (CAD)	Buy	2,325	CAD	11/29/13	2,202,476	—	67,560
Colombian Peso (COP)	Buy	46,520,000	COP	7/19/13-10/7/13	24,112,731	—	383,631
Colombian Peso (COP)	Sell	44,664,000	COP	7/19/13-9/26/13	23,078,941	1,020,286	—
Hungarian Forint (HUF)	Sell	1,038,000	HUF	9/16/13	4,544,843	—	46,548
Malaysian Ringgit (MYR)	Buy	211,095	MYR	7/25/13	66,410,406	—	2,793,129
Mexican Nuevo Peso (MXN)	Sell	1,117,400	MXN	7/11/13-12/19/13	85,558,135	336,591	822,772
New Turkish Lira (TRY)	Sell	11,210	TRY	9/3/13	5,751,462	200,395	—

						3,228,909	4,113,640
Credit Suisse International:
British Pound Sterling (GBP)	Sell	4,305	GBP	8/30/13	6,544,901	—	48,036
New Turkish Lira (TRY)	Sell	12,130	TRY	7/17/13	6,272,291	—	395,059
South Korean Won (KRW)	Buy	4,028,000	KRW	7/5/13	3,525,857	7,954	—
South Korean Won (KRW)	Sell	9,414,000	KRW	7/5/13	8,240,423	—	18,588

						7,954	461,683
Deutsche Bank AG:
Colombian Peso (COP)	Buy	44,568,000	COP	7/19/13	23,144,564	—	829,616
Euro (EUR)	Sell	80,895	EUR	8/30/13	105,325,677	—	459,385
Hungarian Forint (HUF)	Sell	1,022,000	HUF	9/16/13	4,474,787	—	197,696
New Turkish Lira (TRY)	Sell	20,820	TRY	9/3/13	10,682,019	272,302	—
Peruvian New Sol (PEN)	Sell	3,760	PEN	9/30/13	1,340,653	23,149	—
Polish Zloty (PLZ)	Sell	8,500	PLZ	11/29/13	2,534,291	48,712	—
South African Rand (ZAR)	Buy	33,430	ZAR	7/5/13-11/29/13	3,366,372	54,624	2,992

						398,787	1,489,689
Goldman Sachs Bank USA:
Australian Dollar (AUD)	Sell	4,165	AUD	11/29/13	3,768,048	61,003	—
Brazilian Real (BRR)	Sell	44,940	BRR	1/3/14	19,379,746	514,012	—
Colombian Peso (COP)	Buy	36,392,000	COP	9/26/13	18,768,119	45,541	148,842
Euro (EUR)	Sell	84,775	EUR	8/26/13	110,375,348	652,774	—
Japanese Yen (JPY)	Sell	1,085,000	JPY	11/29/13	10,951,114	272,261	12,777
New Turkish Lira (TRY)	Sell	23,000	TRY	8/12/13	11,842,771	812,030	—
South African Rand (ZAR)	Buy	52,360	ZAR	7/5/13	5,292,918	187,002	—

						2,544,623	161,619
HSBC Bank USA NA:
Malaysian Ringgit (MYR)	Buy	145,080	MYR	9/25/13	45,437,757	460,029	6,175
Malaysian Ringgit (MYR)	Sell	92,845	MYR	7/5/13-9/25/13	29,101,427	—	290,125
New Turkish Lira (TRY)	Buy	12,130	TRY	7/17/13	6,272,291	43,793	—

						503,822	296,300

52	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

JPMorgan Chase Bank NA:
Brazilian Real (BRR)	Sell	274,485	BRR	8/2/13-9/4/13	121,812,693	$790,175	$—
Colombian Peso (COP)	Sell	75,443,000	COP	10/7/13	38,865,669	2,013,768	—
Hungarian Forint (HUF)	Sell	1,167,000	HUF	9/16/13	5,109,664	—	85,783
Japanese Yen (JPY)	Sell	454,000	JPY	11/29/13	4,582,310	18,085	6,293
Malaysian Ringgit (MYR)	Buy	87,725	MYR	7/5/13	27,732,026	—	570,926
Mexican Nuevo Peso (MXN)	Buy	164,500	MXN	8/16/13	12,640,234	—	825,712
Mexican Nuevo Peso (MXN)	Sell	468,000	MXN	10/31/13	35,725,047	2,170,991	—
New Turkish Lira (TRY)	Sell	253,495	TRY	7/29/13-11/6/13	130,074,478	8,287,628	30,359
Russian Ruble (RUR)	Sell	1,307,820	RUR	9/10/13	39,341,890	652,606	—
South African Rand (ZAR)	Sell	427,010	ZAR	7/5/13	43,165,182	2,612,048	—
South Korean Won (KRW)	Buy	18,838,000	KRW	7/5/13	16,489,598	—	268,697
South Korean Won (KRW)	Sell	8,059,000	KRW	7/5/13	7,054,341	114,950	—
Thailand Baht (THB)	Sell	982,500	THB	7/12/13-5/8/14	31,477,027	1,527,765	—

						18,188,016	1,787,770
Morgan Stanley & Co. International plc
Peruvian New Sol (PEN)	Buy	16,220	PEN	9/30/13	5,783,347	—	184,276
Morgan Stanley Capital Services, Inc.:
Brazilian Real (BRR)	Sell	46,720	BRR	7/2/14	19,426,863	789,493	—
British Pound Sterling (GBP)	Sell	1,395	GBP	11/29/13	2,119,693	66,958	—
Euro (EUR)	Sell	9,425	EUR	11/29/13	12,277,170	247,174	—
Mexican Nuevo Peso (MXN)	Sell	1,287,650	MXN	8/16/13-11/6/13	98,514,039	2,789,196	—
Peruvian New Sol (PEN)	Buy	19,800	PEN	10/29/13	7,045,069	—	115,872
Polish Zloty (PLZ)	Buy	158,650	PLZ	8/26/13	47,571,016	—	104,412
Polish Zloty (PLZ)	Sell	67,940	PLZ	8/26/13	20,371,729	44,713	—
Russian Ruble (RUR)	Sell	448,300	RUR	9/10/13	13,485,777	—	47,528
South African Rand (ZAR)	Buy	10,100	ZAR	7/5/13	1,020,979	18,515	—
Swedish Krona (SEK)	Sell	2,640	SEK	11/29/13	392,359	15,755	—

						3,971,804	267,812
Nomura Global Financial Products, Inc.:
Canadian Dollar (CAD)	Sell	2,830	CAD	8/30/13	2,686,805	35,964	—
Japanese Yen (JPY)	Buy	4,956,000	JPY	11/29/13	50,021,865	855,198	—
Thailand Baht (THB)	Buy	271,100	THB	11/20/13	8,679,124	32,379	150,404

						923,541	150,404
Standard Chartered Bank
Malaysian Ringgit (MYR)	Sell	79,815	MYR	7/5/13	25,231,480	—	339,854
The Royal Bank of Scotland plc:
Hungarian Forint (HUF)	Sell	2,505,000	HUF	9/16/13	10,968,045	—	125,264
Norwegian Krone (NOK)	Buy	2,430	NOK	11/29/13	397,899	—	12,888
South African Rand (ZAR)	Buy	41,150	ZAR	7/5/13	4,159,732	92,060	—
South African Rand (ZAR)	Sell	458,790	ZAR	10/7/13	45,743,843	2,785,335	—
Swiss Franc (CHF)	Buy	1,870	CHF	11/29/13	1,982,929	37,278	—

						2,914,673	138,152

Total unrealized appreciation and depreciation						$44,663,626	$13,618,555

Futures Contracts as of June 28, 2013 are as follows:

Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
90-Day Sterling	Buy	48	12/16/15	$9,001,186	$35,542
90-Day Sterling	Buy	124	12/21/16	23,083,326	3,206
Australian Treasury Bonds, 10 yr.	Sell	213	9/16/13	23,062,356	500,797
Euro OAT	Sell	21	9/6/13	3,621,001	62,732
Euro-Bundesobligation	Sell	79	9/6/13	12,874,287	(61,363)

53	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Euro-Bundesobligation	Sell	39	9/6/13	7,184,130	(52,347)
Three-Month Euro Euribor Interest Rate	Buy	29	9/19/16	9,303,377	25,705
U.S. Treasury Long Bonds	Sell	461	9/19/13	62,623,969	1,644,253
U.S. Treasury Long Bonds	Buy	1,853	9/19/13	251,718,469	(10,002,313)
U.S. Treasury Nts., 2 yr.	Sell	670	9/30/13	147,400,000	87,569
U.S. Treasury Nts., 2 yr.	Buy	137	9/30/13	30,140,000	(28,561)
U.S. Treasury Nts., 5 yr.	Sell	642	9/30/13	77,712,094	1,470,794
U.S. Treasury Nts., 5 yr.	Buy	1,495	9/30/13	180,965,078	(1,451,403)
U.S. Treasury Nts., 10 yr.	Sell	1,176	9/19/13	148,837,500	3,233,016
U.S. Treasury Nts., 10 yr.	Buy	2,444	9/19/13	309,318,750	(6,050,310)
U.S. Treasury Ultra Bonds	Buy	806	9/19/13	118,733,875	(7,077,665)

					$(17,660,348)

Over-the-Counter Options Written at June 28, 2013 are as follows:

Description	Type	Number of Contracts	Exercise Price		Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
France (Republic of) Bonds, 2.75%, 10/25/27	Put	4,725,000	98.875	EUR	10/22/13	$176,191	$(143,650)	$32,541
Indian Rupee (INR)	Put	398,000,000	1USD per 59.450INR		4/29/14	176,573	(507,271)	(330,698)
iShares iBoxx High Yield Corporate Bond Exchange Traded Fund	Put	4,664	90.000		12/20/13	1,407,005	(2,052,160)	(645,155)
iShares iBoxx High Yield Corporate Bond Exchange Traded Fund	Put	3,111	89.000		12/20/13	925,530	(1,217,286)	(291,756)
iShares iBoxx High Yield Corporate Bond Exchange Traded Fund	Put	1,556	89.000		12/20/13	474,580	(566,384)	(91,804)
iShares iBoxx High Yield Corporate Bond Exchange Traded Fund	Put	1,554	90.000		12/20/13	485,625	(683,760)	(198,135)
iShares iBoxx High Yield Corporate Bond Exchange Traded Fund	Put	1,554	91.000		12/20/13	520,590	(777,000)	(256,410)
Japanese Yen (JPY)	Put	948,000,000	1USD per 100.250JPY		7/5/13	46,525	(37,418)	9,107
Japanese Yen (JPY)	Put	2,539,000,000	1USD per 120.000JPY		5/22/15	429,514	(386,537)	42,977
Japanese Yen (JPY)[1]	Call	1,904,000,000	1USD per 90.000JPY		5/22/15	359,644	(817,006)	(457,362)
Mexican Nuevo Peso (MXN)	Call	499,650,000	1USD per 12.35MXN		9/18/13	255,894	(250,355)	5,539
Mexican Nuevo Peso (MXN)	Call	499,650,000	1USD per 12.35MXN		9/18/13	258,119	(250,355)	7,764
Mexican Nuevo Peso (MXN)	Call	344,300,000	1USD per 12.765MXN		9/23/13	231,961	(468,744)	(236,783)
Mexican Nuevo Peso (MXN)	Call	340,700,000	1USD per 12.632MXN		9/23/13	205,251	(357,565)	(152,314)
Mexican Nuevo Peso (MXN)	Put	556,500,000	1USD per 13.755MXN		9/18/13	473,359	(513,833)	(40,474)
Mexican Nuevo Peso (MXN)	Put	556,500,000	1USD per 13.755MXN		9/18/13	474,977	(513,833)	(38,856)
Mexican Nuevo Peso (MXN)	Put	386,200,000	1USD per 14.319MXN		9/23/13	396,206	(217,060)	179,146
Mexican Nuevo Peso (MXN)	Put	385,700,000	1USD per 14.30MXN		9/23/13	453,670	(220,663)	233,007

						$7,751,214	$(9,980,880)	$(2,229,666)

Exercise price is reported in U.S. Dollars (USD), except for those denoted in the following currency:

EUR                              Euro

1. Knock-in option becomes eligible for exercise if at any time spot rates are less than or equal to 79.50 JPY per 1 USD.

54	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Over-the-Counter Credit Default Swaps at June 28, 2013 are as follows:

Reference Entity/ Swap Counterparty	Buy/Sell Credit Protection	Notional Amount (000’s)		Pay/ Receive Fixed Rate	Termination Date	Premium Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)
Banco Bilbao Vizcaya Argentaria Senior Finance SAU:
UBS AG	Sell	470	EUR	3%	12/20/17	$18,326	$1,182	$19,508
UBS AG	Sell	470	EUR	3	12/20/17	18,847	1,182	20,029

Total		940	EUR			37,173	2,364	39,537
Banco Santander SA
UBS AG	Sell	900	EUR	3	9/20/17	(3,245)	11,412	8,167

Total		900	EUR			(3,245)	11,412	8,167
Ireland (Republic of):
Goldman Sachs International	Buy	2,365		1	3/20/18	(99,348)	64,104	(35,244)

Total		2,365
Goldman Sachs International	Buy	2,080	EUR	1	3/20/18	(76,956)	35,000	(41,956)

Total		2,080	EUR			(176,304)	99,104	(77,200)
Italy (Republic of)
Goldman Sachs International	Sell	2,340		1	3/20/23	374,113	(364,934)	9,179

Total		2,340				374,113	(364,934)	9,179
Peru (Republic of)
Deutsche Bank AG	Buy	16,795		1	6/20/18	51,834	358,350	410,184

Total		16,795				51,834	358,350	410,184

Grand Total Buys						(124,470)	457,454	332,984
Grand Total Sells						408,041	(351,158)	56,883

Total Over-the-Counter Credit Default Swaps						$283,571	$106,296	$389,867

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Single Name Corporate Debt (EUR)	1,840,000	EUR	$—	BBB to BBB-
Investment Grade Sovereign Debt	$2,340,000	USD	—	BBB+

Total USD	$2,340,000		$—

Total EUR	1,840,000	EUR	—

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.
**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

55	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Over-the-Counter Interest Rate Swaps at June 28, 2013 are as follows:

Interest Rate/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
BZDI:
Deutsche Bank AG	36,410	BRR	BZDI	10.410%	1/2/17	$(208,442)
Deutsche Bank AG	24,310	BRR	BZDI	10.540	1/2/17	(105,510)
Goldman Sachs International	105,505	BRR	BZDI	9.950	1/2/15	55,391

Total	166,225	BRR				(258,561)
MXN TIIE BANXICO:
JPMorgan Chase Bank NA	101,800	MXN	5.750%	MXN TIIE BANXICO	1/9/23	508,678
Credit Suisse International	43,500	MXN	5.780	MXN TIIE BANXICO	1/6/23	209,148
Goldman Sachs International	62,500	MXN	5.780	MXN TIIE BANXICO	1/6/23	300,499

Total where Fund pays a fixed rate	207,800	MXN				1,018,325

Bank of America NA	9,500	MXN	MXN TIIE BANXICO	7.530	5/18/33	5,360
Barclays Bank plc	78,400	MXN	MXN TIIE BANXICO	7.040	6/13/23	162,049
Barclays Bank plc	90,400	MXN	MXN TIIE BANXICO	6.995	6/12/23	142,785
Credit Suisse International	29,900	MXN	MXN TIIE BANXICO	6.645	12/24/32	(202,236)
Goldman Sachs International	39,400	MXN	MXN TIIE BANXICO	6.640	12/24/32	(327,165)
Goldman Sachs International	7,600	MXN	MXN TIIE BANXICO	7.800	5/27/33	16,116
HSBC Bank USA NA	77,400	MXN	MXN TIIE BANXICO	6.995	6/12/23	140,264
HSBC Bank USA NA	10,400	MXN	MXN TIIE BANXICO	7.370	5/17/33	(7,973)
JPMorgan Chase Bank NA	9,500	MXN	MXN TIIE BANXICO	7.340	5/17/33	(9,668)
JPMorgan Chase Bank NA	97,910	MXN	MXN TIIE BANXICO	7.100	6/12/23	237,241
JPMorgan Chase Bank NA	65,100	MXN	MXN TIIE BANXICO	6.590	12/27/32	(468,444)
Morgan Stanley Capital Services, Inc.	86,300	MXN	MXN TIIE BANXICO	7.370	5/17/33	(102,835)

Total where Fund pays a floating rate	601,810	MXN				(414,506)

Total	809,610	MXN				603,819
Six-Month HUF BUBOR:
Bank of America NA	1,321,000	HUF	Six-Month HUF BUBOR	4.800	6/17/18	(80,065)
Deutsche Bank AG	2,023,000	HUF	Six-Month HUF BUBOR	4.800	6/17/18	(122,612)

Total	3,344,000	HUF				(202,677)
Six-Month JPY BBA LIBOR
Goldman Sachs International	280,000	JPY	Six-Month JPY BBA LIBOR	0.820	4/15/23	(44,073)
Three-Month CAD BA CDOR
Bank of America NA	23,415	CAD	Three-Month CAD BA CDOR	1.660	5/9/16	(110,061)
Three-Month SEK STIBOR SIDE:
Barclays Bank plc	17,000	SEK	Three-Month SEK STIBOR SIDE	2.055	4/29/23	(142,539)
Barclays Bank plc	17,000	SEK	Three-Month SEK STIBOR SIDE	2.175	5/10/23	(117,079)
Goldman Sachs International	34,000	SEK	Three-Month SEK STIBOR SIDE	1.555	4/29/18	(138,192)
Goldman Sachs International	68,000	SEK	Three-Month SEK STIBOR SIDE	1.565	5/3/18	(273,287)

Total	136,000	SEK				(671,097)
Three-Month ZAR JIBAR SAFEX:
Barclays Bank plc	296,000	ZAR	Three-Month ZAR JIBAR SAFEX	6.980	6/20/15	131,117
Barclays Bank plc	283,000	ZAR	Three-Month ZAR JIBAR SAFEX	5.990	6/19/15	36,273
Goldman Sachs Bank USA	331,000	ZAR	Three-Month ZAR JIBAR SAFEX	7.850	6/25/16	105,489
Goldman Sachs International	458,000	ZAR	Three-Month ZAR JIBAR SAFEX	7.000	6/20/15	211,345
Goldman Sachs International	323,000	ZAR	Three-Month ZAR JIBAR SAFEX	7.950	6/22/16	128,373
JPMorgan Chase Bank NA	619,000	ZAR	Three-Month ZAR JIBAR SAFEX	7.460	6/19/16	(3,654)

56	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

JPMorgan Chase Bank NA	493,000	ZAR	Three-Month ZAR JIBAR SAFEX	7.920	6/20/16	196,888
JPMorgan Chase Bank NA	1,024,000	ZAR	Three-Month ZAR JIBAR SAFEX	8.070	6/19/17	1,807

Total	3,827,000	ZAR				807,638

Total Over-the-Counter Interest Rate Swaps						$124,988

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

BRR	Brazilian Real
CAD	Canadian Dollar
HUF	Hungarian Forint
JPY	Japanese Yen
MXN	Mexican Nuevo Peso
SEK	Swedish Krona
ZAR	South African Rand

Abbreviations/Definitions are as follows:

BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BUBOR	Budapest Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
JIBAR	South Africa Johannesburg Interbank Agreed Rate
SAFEX	South African Futures Exchange
STIBOR SIDE	Stockholm Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate

Over-the-Counter Credit Default Swaptions Written at June 28, 2013 are as follows:

Reference Entity / Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)	Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
CDX.NA.HY.20:
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: CDX.NA.HY.20; Received: 5%; Termination Date: 6/20/18	Index Credit Default Swap; Pay Floating	$2,370	12/19/13	$36,143	$(36,143)	$—
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: CDX.NA.HY.20; Received: 5%; Termination Date: 6/20/18	Index Credit Default Swap; Pay Floating	2,370	9/19/13	28,440	(28,440)	—
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: CDX.NA.HY.20; Received: 5%; Termination Date: 6/20/18	Index Credit Default Swap; Pay Floating	2,370	12/19/13	37,920	(37,920)	—
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: CDX.NA.HY.20; Received: 5%; Termination Date: 6/20/18	Index Credit Default Swap; Pay Floating	2,370	9/19/13	13,983	(13,983)	—

					116,486	(116,486)	—

57	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

iTraxx Europe Crossover Series 19 Version 1:
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: Protection on iTraxx Europe Crossover Series 19 Version 1; Received: 5%; Termination Date: 6/20/18	Index Credit Default Swap; Pay Floating	4,750	EUR	7/18/13	$35,617	$(35,551)	$66
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: Protection on iTraxx Europe Crossover Series 19 Version 1; Received: 5%; Termination Date: 6/20/18	Index Credit Default Swap; Pay Floating	4,750	EUR	7/18/13	37,166	(37,097)	69
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: Protection on iTraxx Europe Crossover Series 19 Version 1; Received: 5%; Termination Date: 6/20/18	Index Credit Default Swap; Pay Floating	4,715	EUR	7/18/13	18,002	(22,823)	(4,821)
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: Protection on iTraxx Europe Crossover Series 19 Version 1; Received: 5%; Termination Date: 6/20/18	Index Credit Default Swap; Pay Floating	2,360	EUR	7/18/13	9,011	(11,423)	(2,412)

						99,796	(106,894)	(7,098)
iTraxx Europe Series 19 Version 1:
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: Protection on iTraxx Europe Series 19 Version 1; Received: 1%; Termination Date: 6/20/18	Index Credit Default Swap; Pay Floating	11,825	EUR	7/18/13	35,943	(32,092)	3,851
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: Protection on iTraxx Europe Series 19 Version 1; Received: 1%; Termination Date: 6/20/18	Index Credit Default Swap; Pay Floating	11,825	EUR	7/18/13	20,315	(18,232)	2,083
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: Protection on iTraxx Europe Series 19 Version 1; Received: 1%; Termination Date: 6/20/18	Index Credit Default Swap; Pay Floating	23,640	EUR	7/18/13	28,249	(64,157)	(35,908)

58	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: Protection on iTraxx Europe Series 19 Version 1; Received: 1%; Termination Date: 6/20/18	Index Credit Default Swap; Pay Floating	23,640	EUR	7/18/13	$15,694	$(36,448)	$(20,754)

Total						100,201	(150,929)	(50,728)

Total Over-the-Counter Credit Default Swaptions Written						$316,483	$(374,309)	$(57,826)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

EUR	Euro

Abbreviations/Definitions are as follows:

CDX.NA.HY.20	Markit CDX North American High Yield
iTraxx Europe Crossover Series 19 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx Europe Series 19 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities

Over-the-Counter Interest Rate Swaptions Written at June 28, 2013 are as follows:

Reference Entity / Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)		Expiration Date	Premium Received	Value	Unrealized Appreciation/ (Depreciation)
MXN TIIE BANXICO:
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: MXN TIIE BANXICO; Received: 6.06%; Termination Date: 1/2/24	Interest Rate Swap; Pay Floating	23,685	MXN	1/14/14	$68,656	$(156,938)	$(88,282)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: MXN TIIE BANXICO; Received: 5.39%; Termination Date: 10/20/23	Interest Rate Swap; Pay Floating	137,600	MXN	11/1/13	229,728	(1,231,250)	(1,001,522)
JPMorgan Chase Bank NA	Interest Rate Swaption (European); Swap Terms: Paid: MXN TIIE BANXICO; Received: 5.44%; Termination Date: 10/19/23	Interest Rate Swap; Pay Floating	139,400	MXN	10/31/13	237,538	(1,212,479)	(974,941)

						535,922	(2,600,667)	(2,064,745)
Six-Month AUD BBR BBSW
JPMorgan Chase Bank NA	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month AUD BBR BBSW; Received: 4.057%; Termination Date: 5/13/24	Interest Rate Swap; Pay Floating	4,685	AUD	5/13/14	121,950	(212,603)	(90,653)
Six-Month EUR EURIBOR:
UBS AG	Interest Rate Swaption (European); Swap Terms: Paid: 2.71%; Received: Six-Month EUR EURIBOR; Termination Date: 2/5/23	Interest Rate Swap; Pay Fixed	12,695	EUR	1/30/18	517,452	(446,141)	71,311

59	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

UBS AG	Interest Rate Swaption (European); Swap Terms: Paid: 2.545%; Received: Six-Month EUR EURIBOR; Termination Date: 1/26/27	Interest Rate Swap; Pay Fixed	9,395	EUR	1/25/17	$575,184	$(389,850)	$ 185,334

Total where Fund pays fixed rate						1,092,636	(835,991)	256,645
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month EUR EURIBOR; Received: 3.117%; Termination Date: 6/1/33	Interest Rate Swap; Pay Floating	4,730	EUR	5/31/23	416,352	(388,476)	27,876
Goldman Sachs International	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month EUR EURIBOR; Received: 2.055%; Termination Date: 12/27/18	Interest Rate Swap; Pay Floating	23,645	EUR	12/23/13	185,925	(142,174)	43,751
UBS AG	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month EUR EURIBOR; Received: 1.82%; Termination Date: 6/29/17	Interest Rate Swap; Pay Floating	19,090	EUR	6/26/15	167,533	(146,729)	20,804
UBS AG	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month EUR EURIBOR; Received: 1.7625%; Termination Date: 6/24/17	Interest Rate Swap; Pay Floating	19,010	EUR	6/23/15	158,431	(151,616)	6,815

Total where Fund pays floating rate						928,241	(828,995)	99,246

Total						2,020,877	(1,664,986)	355,891
Six-Month GBP BBA LIBOR:
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 2.1175%; Received: Six-Month GBP BBA LIBOR; Termination Date: 6/20/21	Interest Rate Swap; Pay Fixed	18,865	GBP	6/21/16	498,840	(227,160)	271,680
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 2.75%; Received: Six-Month GBP BBA LIBOR; Termination Date: 1/14/44	Interest Rate Swap; Pay Fixed	7,025	GBP	1/15/14	184,871	(37,745)	147,126

Total where Fund pays a fixed rate						683,711	(264,905)	418,806
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received: 3.1175%; Termination Date: 6/20/21	Interest Rate Swap; Pay Floating	18,865	GBP	6/21/16	398,482	(729,411)	(330,929)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received: 2.295%; Termination Date: 1/25/21	Interest Rate Swap; Pay Floating	16,980	GBP	1/26/16	634,874	(934,104)	(299,230)

60	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received: 1.955%; Termination Date: 6/11/17	Interest Rate Swap; Pay Floating	14,230	GBP	6/12/15	$115,782	$(157,618)	$(41,836)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received: 3.50%; Termination Date: 1/14/44	Interest Rate Swap; Pay Floating	7,025	GBP	1/15/14	156,597	(349,856)	(193,259)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received: 1.525%; Termination Date: 5/23/18	Interest Rate Swap; Pay Floating	74,430	GBP	5/24/16	987,959	(2,136,446)	(1,148,487)
Goldman Sachs Bank USA	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received: 2.055%; Termination Date: 12/4/20	Interest Rate Swap; Pay Floating	18,075	GBP	12/7/15	681,700	(1,194,857)	(513,157)
UBS AG	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received: 1.545%; Termination Date: 5/23/18	Interest Rate Swap; Pay Floating	9,400	GBP	5/24/16	124,295	(266,424)	(142,129)
UBS AG	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received: 1.765%; Termination Date: 6/10/17	Interest Rate Swap; Pay Floating	28,410	GBP	6/11/15	228,655	(367,448)	(138,793)

Total where Fund pays a floating rate						3,328,344	(6,136,164)	(2,807,820)

Total						4,012,055	(6,401,069)	(2,389,014)
Three-Month CAD BA CDOR
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month CAD BA CDOR; Received: 2.5825%; Termination Date: 10/8/23	Interest Rate Swap; Pay Floating	55,735	CAD	10/9/13	483,929	(1,996,530)	(1,512,601)
Three-Month USD BBA LIBOR:
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: 3%; Received: Three-Month USD BBA LIBOR; Termination Date: 11/13/23	Interest Rate Swap; Pay Fixed	9,365		11/8/13	63,682	(3,005)	60,677
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: 2.80%; Received: Three-Month USD BBA LIBOR; Termination Date: 11/13/23	Interest Rate Swap; Pay Fixed	9,365		11/8/13	38,397	(1,242)	37,155

61	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 3.07%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/3/43	Interest Rate Swap; Pay Fixed	7,095	9/3/13	$99,685	$(39,779)	$59,906
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 2.80%; Received: Three-Month USD BBA LIBOR; Termination Date: 11/9/23	Interest Rate Swap; Pay Fixed	37,140	11/8/13	155,988	(4,968)	151,020
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 3%; Received: Three-Month USD BBA LIBOR; Termination Date: 11/9/23	Interest Rate Swap; Pay Fixed	37,140	11/8/13	261,837	(12,015)	249,822
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 2.1725%; Received: Three-Month USD BBA LIBOR; Termination Date: 10/10/23	Interest Rate Swap; Pay Fixed	55,735	10/9/13	413,832	(94,719)	319,113

Total where Fund pays a fixed rate					1,033,421	(155,728)	877,693
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.4025%; Termination Date: 12/18/18	Interest Rate Swap; Pay Floating	116,200	12/17/13	778,540	(1,533,734)	(755,194)
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.045%; Termination Date: 7/30/23	Interest Rate Swap; Pay Floating	72,000	7/29/13	360,000	(163,491)	196,509
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.2625%; Termination Date: 8/29/23	Interest Rate Swap; Pay Floating	206,220	8/28/13	1,499,782	(716,180)	783,602
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.6775%; Termination Date: 12/16/25	Interest Rate Swap; Pay Floating	37,485	12/15/15	1,924,855	(3,719,957)	(1,795,102)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three Month USD BBA LIBOR; Received: 3.10%; Termination Date: 4/27/22	Interest Rate Swap; Pay Floating	76,315	4/26/17	1,976,559	(3,611,924)	(1,635,365)

62	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.80%; Termination Date: 5/28/25	Interest Rate Swap; Pay Floating	18,805	5/27/15	$315,548	$(681,137)	$(365,589)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 4.30%; Termination Date: 5/28/25	Interest Rate Swap; Pay Floating	18,805	5/27/15	189,931	(452,075)	(262,144)
Goldman Sachs International	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.95%; Termination Date: 2/21/24	Interest Rate Swap; Pay Floating	148,835	2/20/14	2,083,690	(4,408,094)	(2,324,404)
Goldman Sachs International	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.13375%; Termination Date: 9/30/23	Interest Rate Swap; Pay Floating	119,660	9/27/13	1,420,963	(1,076,468)	344,495
JPMorgan Chase Bank NA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 1.995%; Termination Date: 8/29/18	Interest Rate Swap; Pay Floating	46,930	8/28/13	222,918	(139,401)	83,517
UBS AG	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.5075%; Termination Date: 9/3/43	Interest Rate Swap; Pay Floating	4,730	9/3/13	70,714	(126,274)	(55,560)
UBS AG	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.52%; Termination Date: 9/3/43	Interest Rate Swap; Pay Floating	17,935	9/3/13	268,128	(459,616)	(191,488)

Total where Fund pays a floating rate					11,111,628	(17,088,351)	(5,976,723)

Total					12,145,049	(17,244,079)	(5,099,030)

Total Over-the-Counter Interest Rate Swaptions Written					$19,319,782	$(30,119,934)	$(10,800,152)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound Sterling
MXN	Mexican Peso

Abbreviations/Definitions are as follows:
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate

63	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
EURIBOR	Euro Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate

Notes to Statement of Investments

Change in Method of Accounting. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. Prior to June 28, 2013, the Subsidiary was shown as an investment of the Fund on the Statement of Investments and the financial statements of the Subsidiary were presented along with the Fund. The staff of the Securities and Exchange Commission has recently commented on their preference to have wholly-owned Cayman investment funds consolidated into the parent fund’s financial statements. Management of the Fund implemented the change in policy because it is a more effective method of providing transparency into the Fund’s holdings and operations. Accordingly, as a result of the change in method of accounting, the Fund consolidates the assets and liabilities as well as the operations of the Subsidiary within its financial statements.

Quarterly and Annual Periods. The Fund’s financial statements are presented through the last day the New York Stock Exchange was open for trading during each reporting period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 28, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$394,648,468
Sold securities	86,359,837

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

64	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of June 28, 2013 is as follows:

Cost	$109,639,410
Market Value	$34,128,389
Market Value as a % of Net Assets	0.40%

Investment in Oppenheimer Global Strategic Income Fund (Cayman) Ltd. The Fund may invest up to 25% of its total assets in Oppenheimer Global Strategic Fund (Cayman) Ltd., a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). The Subsidiary invests primarily in commodity-linked derivatives (including commodity related futures, options and swap contracts), exchange traded funds and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At June 28, 2013, the Fund owned 15,000 shares with a market value of $1,412,432.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

65	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

66	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

67	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of June 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$265,804,975	$50,597,540	$316,402,515
Corporate Loans	—	151,005,794	11,293,516	162,299,310
Mortgage-Backed Obligations	—	1,802,039,180	17,491,407	1,819,530,587
U.S. Government Obligations	—	554,122,944	—	554,122,944
Foreign Government Obligations	—	2,012,152,353	—	2,012,152,353
Corporate Bonds and Notes	—	3,134,088,790	—	3,134,088,790
Preferred Stocks	—	11,145,930	—	11,145,930
Common Stocks	6,990,804	—	9,282,769	16,273,573
Rights, Warrants and Certificates	—	—	—	—
Structured Securities	—	39,845,065	46,254,559	86,099,624
Exchange-Traded Options Purchased	729,844	—	—	729,844
Over-the-Counter Options Purchased	—	9,997,532	—	9,997,532
Over-the-Counter Credit Default Swaptions Purchased	—	292,504	—	292,504
Over-the-Counter Interest Rate Swaptions Purchased	—	23,273,227	—	23,273,227
Investment Companies	138,405,798	471,200,163	—	609,605,961

Total Investments, at Value	146,126,446	8,474,968,457	134,919,791	8,756,014,694

68	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Other Financial Instruments:
Swaps, at value	—	3,060,053	—	3,060,053
Variation margin receivable	1,605,419	—	—	1,605,419
Foreign currency exchange contracts	—	44,663,626	—	44,663,626

Total Assets	$147,731,865	$8,522,692,136	$134,919,791	$8,805,343,792

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(2,828,769)	$—	$(2,828,769)
Options written, at value	—	(9,980,880)	—	(9,980,880)
Variation margin payable	(449,747)	—	—	(449,747)
Foreign currency exchange contracts	—	(13,618,555)	—	(13,618,555)
Swaptions written, at value	—	(30,494,243)	—	(30,494,243)

Total Liabilities	$(449,747)	$(56,922,447)	$—	$(57,372,194)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 2**	Transfers into Level 3**	Transfers out of Level 3*
Assets Table
Investments, at Value:
Common Stocks	$—	$(10,423,608)	$10,423,608	$—
Mortgaged-Backed Obligations	—	(6,740,407)	6,740,407	—
Corporate Bonds and Notes	2,032,500	—	—	(2,032,500)
Structured Securities	—	(38,933,526)	38,933,526	—

Total Assets	$2,032,500	$(56,097,541)	$56,097,541	$(2,032,500)

*	Transferred from Level 3 to Level 2 due to the availability of market data for this security.
**	Transferred from Level 2 to Level 3 because of the lack of observable market data.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

69	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

70	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended June 28, 2013, the Fund had daily average contract amounts on forward contracts to buy and sell of $1,066,867,795 and $2,580,714,334, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts on various currencies to increase exposure to foreign exchange rate risk.

71	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

The Fund has sold futures contracts on various currencies to decrease exposure to foreign exchange rate risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

During the period ended June 28, 2013, the Fund had an ending monthly average market value of $661,064,637 and $1,665,290,893 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended June 28, 2013, the Fund had an ending monthly average market value of $5,517,687 and $1,930,049 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

72	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended June 28, 2013, the Fund had an ending monthly average market value of $1,580,998 and $3,144,585 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for OTC options and liquidity risk.

Written option activity for the period ended June 28, 2013 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums
Options outstanding as of September 28, 2012	5,152,848,131	$3,896,584	10,178,747,400	$7,632,956
Options written	250,610,855,433	30,091,718	245,303,609,274	42,057,427
Options closed or expired	(181,784,153,564)	(25,265,312)	(106,063,584,235)	(28,902,711)
Options exercised	(70,391,250,000)	(7,412,121)	(143,644,135,000)	(14,347,327)

Options outstanding as of June 28, 2013	3,588,300,000	$1,310,869	5,774,637,439	$6,440,345

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Consolidated Statements of Assets and Liabilities in the annual and semiannual reports. The values of OTC swap contracts are aggregated by positive and negative values and disclosed

73	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the period ended June 28, 2013, the Fund had ending monthly average notional amounts of $114,677,088 and $89,646,502 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

74	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the period ended June 28, 2013, the Fund had ending monthly average notional amounts of $111,711,266 and $250,683,533 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

For the period ended June 28, 2013, the Fund had ending monthly average notional amounts of $140,457,853 and $68,358,569 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of June 28, 2013, the Fund had no such total return swap agreements outstanding.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for

75	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay the measured volatility and receive a fixed rate payment. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay a fixed rate payment and receive the measured volatility. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

For the period ended June 28, 2013, the Fund had ending monthly average notional amounts of $2,762,271 and $1,693,492 on volatility swaps which pay measured volatility/variance and volatility swaps which receive measured volatility/variance, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of June 28, 2013, the Fund had no such volatility swap agreements outstanding.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

76	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

The Fund purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the period ended June 28, 2013, the Fund had an ending monthly average market value of $22,231,584 and $22,527,598 on purchased and written swaptions, respectively.

Written swaption activity for the period ended June 28, 2013 was as follows:

	Call Swaptions
	Notional Amount	Amount of Premiums
Swaptions outstanding as of September 28, 2012	3,063,115,922	$34,151,151
Swaptions written	6,923,240,000	67,303,822
Swaptions closed or expired	(7,449,665,922)	(75,889,580)
Swaptions exercised	(736,970,000)	(5,929,128)

Swaptions outstanding as of June 28, 2013	1,799,720,000	$19,636,265

77	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of June 28, 2013 the Fund has required certain counterparties to post collateral of $54,798,998.

Certain ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. As of June 28, 2013, the aggregate fair value of derivative instruments with such credit related contingent features in a net liability position was $9,489,219 for which the Fund has posted collateral of $15,083,315.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statements of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

78	|	Oppenheimer Global Strategic Income Fund

CONSOLIDATED

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statements of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Restricted Securities

As of June 28, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 28, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$9,098,002,928
Federal tax cost of other investments	438,938,004

Total federal tax cost	$9,536,940,932

Gross unrealized appreciation	$189,413,484
Gross unrealized depreciation	(561,634,855)

Net unrealized depreciation	$(372,221,371)

79	|	Oppenheimer Global Strategic Income Fund

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/28/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Strategic Income Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	8/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	8/9/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	8/9/2013